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                                                                     Exhibit 1.1

                        5,300,000 Shares of Common Stock


                         OUTDOOR CHANNEL HOLDINGS, INC.


                             UNDERWRITING AGREEMENT


                                  June 27, 2005

BEAR, STEARNS & CO. INC.
A.G. EDWARDS & SONS, INC.
JEFFERIES & COMPANY, INC.
  As Representatives of the
  several Underwriters named in
  Schedule I attached hereto (the "Representatives")
c/o Bear, Stearns & Co. Inc.
383 Madison Avenue
New York, New York 10179

Ladies and Gentlemen:

            Outdoor Channel Holdings, Inc., a corporation organized and existing under the laws of Delaware (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the several underwriters named in
Schedule I hereto (the "Underwriters") an aggregate of 3,500,000 shares (the "Company Shares") of its common stock, par value $0.001 per share (the "Common Stock"). The stockholders of the Company listed on Schedule II hereto (the "Selling Stockholders") severally propose to sell to the Underwriters an aggregate of 1,800,000 shares of Common Stock (the "Selling Stockholders' Shares" and together with the Company Shares, the "Firm Shares"). For the sole purpose of covering over-allotments in connection with the sale of the Firm Shares, at the option of the Underwriters, the Selling Stockholders also propose to sell to the Underwriters up to 795,000 additional shares of Common Stock (the "Additional Shares"). The Firm Shares and any Additional Shares purchased by the Underwriters are referred to herein as the "Shares." The Shares are more fully described in the Registration Statement and Prospectus referred to below. Bear, Stearns & Co. Inc. ("Bear Stearns"), A.G. Edwards & Sons, Inc. and Jefferies & Company, Inc. are acting as lead managers in connection with the offering and sale of the Shares contemplated herein (the "Offering").

            On September 8, 2004, the Company effected a series of transactions pursuant to which the Company acquired all of the outstanding common stock of The Outdoor Channel, Inc. ("TOC") that it did not previously own by means of (i) the merger of TOC with a newly formed, wholly owned subsidiary of the Company, with TOC being the surviving corporation, and (ii) the exchange of each share of TOC common stock not previously held by the Company or its subsidiaries for shares of the Company's common stock, which exchange of shares was exempt from the registration requirements of the Securities Act (as defined below) by reason of
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Section 3(a)(10) thereof. In addition, each outstanding option to purchase one share of TOC common stock was exchanged for an option to purchase 0.65 shares of the Company's common stock. On September 14, 2004, the Company reincorporated under the laws of Delaware and simultaneously effected a 5-for-2 forward split of its common stock. In addition, the par value of the Common Stock was changed from $0.02 to $0.001 per share. All of the foregoing transactions are referred to herein as the "Reorganization."

      1. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, each of the Underwriters as of the date hereof, the Closing Date and any additional Additional Closing Date that:

            (a) The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 333-125084), and amendments thereto, and related preliminary prospectuses for the registration under the Securities Act of 1933, as amended (the "Securities Act"), of the Shares which registration statement, as so amended (including post-effective amendments, if any), has been declared effective by the Commission and copies of which have heretofore been delivered to the Underwriters. The registration statement, as amended at the time it became effective, including the prospectus, financial statements, schedules, exhibits and other information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A or 434(d) under the Securities Act, is hereinafter referred to as the "Registration Statement." If the Company has filed or is required pursuant to the terms hereof to file a registration statement pursuant to Rule 462(b) under the Securities Act registering additional shares of Common Stock (a "Rule 462(b) Registration Statement"), then, unless otherwise specified, any reference herein to the term "Registration Statement" shall be deemed to include such Rule 462(b) Registration Statement. Other than a Rule 462(b) Registration Statement, which, if filed, becomes effective upon filing, no other document with respect to the Registration Statement has heretofore been filed with the Commission. All of the Shares have been registered under the Securities Act pursuant to the Registration Statement or, if any Rule 462(b) Registration Statement is filed, will be duly registered under the Securities Act with the filing of such Rule 462(b) Registration Statement. Based on oral communications from the Commission, no stop order suspending the effectiveness of either the Registration Statement or the Rule 462(b) Registration Statement, if any, has been issued and, to the knowledge of the Company, no proceeding for that purpose has been initiated or threatened by the Commission. The Company, if required by the Securities Act and the rules and regulations of the Commission (the "Rules and Regulations"), proposes to file the Prospectus with the Commission pursuant to Rule 424(b) under the Securities Act ("Rule 424(b)"). The prospectus, in the form in which it is to be filed with the Commission pursuant to Rule 424(b), or, if the prospectus is not to be filed with the Commission pursuant to Rule 424(b), the prospectus in the form included as part of the Registration Statement at the time the Registration Statement became effective, is hereinafter referred to as the "Prospectus," except that if any revised prospectus or prospectus supplement shall be provided to the Underwriters by the Company for use in connection with the Offering which differs from the Prospectus (whether or not such revised prospectus or prospectus supplement is required to be filed by the Company pursuant to Rule 424(b)), the term "Prospectus" shall also refer to such revised prospectus or prospectus supplement, as the case may be, from and after the time it is first provided to the Underwriters for such use. Any preliminary prospectus or prospectus subject to completion included in the Registration Statement or filed with the Commission pursuant to Rule 424 under


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the Securities Act is hereafter called a "Preliminary Prospectus." Any reference herein to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act (as defined below) on or before the effective date of the Registration Statement, the date of such Preliminary Prospectus or the date of the Prospectus, as the case may be, and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include (i) the filing of any document under the Exchange Act after the effective date of the Registration Statement, the date of such Preliminary Prospectus or the date of the Prospectus, as the case may be, which is incorporated therein by reference and (ii) any such document so filed. All references in this Agreement to the Registration Statement, the Rule 462(b) Registration Statement, a Preliminary Prospectus and the Prospectus, or any amendments or supplements to any of the foregoing shall be deemed to include any copy thereof filed with the Commission pursuant to its Electronic Data
Gathering, Analysis and Retrieval System ("EDGAR").

            (b) At the time of the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement or the effectiveness of any post-effective amendment to the Registration Statement, when the Prospectus is first filed with the Commission pursuant to Rule 424(b) or Rule 434 under the Securities Act ("Rule 434"), when any supplement to or amendment of the Prospectus is filed with the Commission, when any document filed under the Exchange Act was or is filed and which is incorporated by reference into the Registration Statement and at the Closing Date and the Additional Closing Date, if any (as hereinafter respectively defined), the Registration Statement and the Prospectus and any amendments thereof and supplements thereto complied or will comply in all material respects with the applicable provisions of the Securities Act, the Exchange Act and the Rules and Regulations and did not and will not contain an untrue statement of a material fact and did not and will not omit to state any material fact required to be stated therein or necessary in order to make the statements therein (i) in the case of the Registration Statement, not misleading and (ii) in the case of the Prospectus or any related Preliminary Prospectus in light of the circumstances under which they were made, not misleading. When any Preliminary Prospectus was first filed with the Commission (whether filed as part of the registration statement for the registration of the Shares or any amendment thereto or pursuant to Rule 424(a) under the Securities
Act) and when any amendment thereof or supplement thereto was first filed with the Commission, such Preliminary Prospectus and any amendments thereof and supplements thereto complied in all material respects with the applicable provisions of the Securities Act, the Exchange Act and the Rules and Regulations and did not contain an untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. If Rule 434 is used, the Company will comply with the requirements of Rule 434 and the Prospectus shall not be "materially different," as such term is used in Rule 434, from the Prospectus included in the Registration Statement at the time it became effective. No representation and warranty is made in this subsection (b), however, with respect to any information contained in or omitted from the Registration Statement or the Prospectus or any related Preliminary Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for use therein. The parties acknowledge and agree that such


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information provided by or on behalf of any Underwriter consists solely of the information regarding Underwriting discount and commission appearing in the table on the cover page of the Prospectus and the material included paragraph five on the cover page of the Prospectus and paragraphs five, seven, eleven, twelve, thirteen and fifteen under the caption "Underwriting" in the Prospectus.

            (c) J.H. Cohn LLP, which has audited and expressed an opinion on the financial statements and supporting schedules and information of the Company and its subsidiaries for the year ended December 31, 2004 that are included in the Registration Statement whose report appears in the Registration Statement or the Prospectus, is an independent registered public accounting firm registered with the Public Company Accounting Oversight Board, as required by the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Rules and Regulations.

            (d) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, except as disclosed in the Registration Statement and the Prospectus, the Company has not declared, paid or made any dividends or other distributions of any kind on or in respect of its capital stock and there has been no material adverse change or, to the Company's knowledge, any development reasonably likely to result in a material adverse change, whether or not arising from transactions in the ordinary course of business, in or affecting (i) the business, condition (financial or otherwise), results of operations, stockholders' equity, properties of the Company and each subsidiary of the Company listed on Exhibit A hereto (the "Subsidiaries"), taken as a whole; (ii) the long-term debt, if any, or capital stock of the Company and the Subsidiaries, taken as a whole; or (iii) the Offering or consummation of any of the other transactions contemplated by this Agreement, the Registration Statement or the Prospectus (a "Material Adverse Change"). Since the date of the latest balance sheet presented in the Registration Statement and the Prospectus, neither the Company nor any Subsidiary has incurred or undertaken any liabilities or obligations, whether direct or indirect, or entered into any transactions, including any acquisition or disposition of any business or asset, which are material to the Company and the Subsidiaries taken as a whole, except for liabilities, obligations and transactions which are disclosed in the Registration Statement and the Prospectus.

            (e) The authorized, issued and outstanding capital stock of the Company was as of March 31, 2005 as set forth in the Prospectus in the column headed "Actual" under the caption "Capitalization" and, after giving effect to the Offering and the other transactions contemplated by this Agreement, the Registration Statement and the Prospectus, will be as set forth in the column headed "Pro Forma" under the caption "Capitalization," except for immaterial changes resulting from the issuance of common stock pursuant to employee benefit plans, stock option plans or other employee compensation plans existing on the date hereof or as otherwise disclosed in the Registration Statement and the Prospectus. All of the issued and outstanding shares of capital stock of the Company are fully paid and non-assessable and have been duly and validly authorized and issued, in compliance with all applicable state and federal securities laws and not in violation of or subject to any preemptive or similar right that does or will entitle any person to acquire from the Company or any Subsidiary any Common Stock or other equity security of the Company or any Subsidiary or any security convertible into, or exercisable or exchangeable for, Common Stock or any other such security (any "Relevant


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Security"), except for such rights as may have been fully satisfied or waived prior to the effectiveness of the Registration Statement.

            (f) The Company Shares have been duly and validly authorized and, when delivered in accordance with this Agreement, will be duly and validly issued, fully paid and NON-ASSESSABLE, will have been issued in compliance with all applicable state and federal securities laws and will not have been issued in violation of or subject to any preemptive or similar right that does or will entitle any person to acquire any Relevant Security from the Company or any Subsidiary upon issuance or sale of Company Shares in the Offering. The Common Stock and the Shares conform to the descriptions thereof contained in the Registration Statement and the Prospectus. Except as disclosed in the Registration Statement and the Prospectus, including, but not limited to, employee benefit plans, stock option plans or other employee compensation plans or agreements disclosed therein, neither the Company nor any Subsidiary has outstanding warrants, options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, or any contracts or commitments to issue or sell, any Relevant Security.

            (g) The Subsidiaries are the only subsidiaries of the Company within the meaning of Rule 405 under the Securities Act. Except for the Subsidiaries, the Company holds no ownership or other equity interest, nominal or beneficial, direct or indirect, in any corporation, partnership, joint venture or other business entity, other than its investments in available-for-sale securities, which are less than $800,000. All of the issued shares of capital stock of or other ownership interests in each Subsidiary have been duly and validly authorized and issued and are fully paid and non-assessable and are owned directly or indirectly by the Company free and clear of any lien, charge, mortgage, pledge, security interest, claim, equity, trust or other encumbrance, preferential arrangement, defect or restriction of any kind whatsoever (any "Lien").

            (h) Each of the Company and the Subsidiaries has been duly organized and validly exists as a corporation, partnership or limited liability company in good standing under the laws of its jurisdiction of organization. Each of the Company and the Subsidiaries has all requisite corporate or limited liability company power and authority to carry on its business as it is currently being conducted and as described in the Prospectus, and to own, lease and operate its respective properties. Each of the Company and the Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation, partnership or limited liability company in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except for those failures to be so qualified or in good standing which (individually and in the aggregate) would not reasonably be expected to have a material adverse effect on (i) the business, condition (financial or otherwise), results of operations, stockholders' equity, or properties of the Company and the Subsidiaries, taken as a whole; (ii) the long-term debt, if any, or capital stock of the Company and the Subsidiaries, taken as a whole; or (iii) the Offering or consummation of any of the other transactions contemplated by this Agreement, the Registration Statement or the Prospectus (any such effect being a "Material Adverse Effect").

(i) Each of the Company and the Subsidiaries has all necessary consents, approvals, authorizations, orders, registrations, qualifications, licenses, filings and


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permits of, with and from all judicial, regulatory and other legal or governmental agencies and bodies and all third parties, foreign and domestic (collectively, the "Consents"), to own, lease and operate its properties and conduct its business as it is now being conducted and as disclosed in the Registration Statement and the Prospectus, except where the failure to obtain any such Consent would not reasonably be expected to have a Material Adverse Effect. Each such Consent is valid and in full force and effect, and neither the Company nor any Subsidiary has received notice of any investigation or proceedings which results in or, if decided adversely to the Company or any Subsidiary, would reasonably be expected to have a Material Adverse Effect. Each of the Company and the Subsidiaries is in compliance with all applicable laws, rules, regulations, ordinances, directives, judgments, decrees and orders, foreign and domestic, except where failure to be in compliance would not reasonably be expected to have a Material Adverse Effect. No Consent contains a burdensome restriction not adequately disclosed in the Registration Statement and the Prospectus that would reasonably be expected to have a Material Adverse Effect.

            (j) The Company has full right, power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated by this Agreement, the Registration Statement and the Prospectus. This Agreement and the transactions contemplated by this Agreement, the Registration Statement and the Prospectus have been duly and validly authorized by the Company. This Agreement has been duly and validly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

            (k) The execution, delivery, and performance of this Agreement and consummation of the transactions contemplated by this Agreement, the Registration Statement and the Prospectus do not and will not (i) conflict with, require consent under or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Subsidiary pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement, instrument, franchise, license or permit to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary or their respective properties, operations or assets may be bound or
(ii) violate or conflict with any provision of the certificate or articles of incorporation, by-laws, certificate of formation, limited liability company agreement, partnership agreement or other organizational documents of the Company or any Subsidiary, or (iii) violate or conflict in any material respect with any law, rule, regulation, ordinance, directive, judgment, decree or order of any judicial, regulatory or other legal or governmental agency or body, domestic or foreign applicable to the Company, except (in the case of clauses
(i) and (iii) above) as would not reasonably be expected to have a Material Adverse Effect.

            (l) No Consent of, with or from any judicial, regulatory or other legal or governmental agency or body or any third party, foreign or domestic, is required for the execution, delivery and performance by the Company of this Agreement or consummation of the


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transactions to be consummated by the Company contemplated by this Agreement, the Registration Statement and the Prospectus, including the issuance, sale and delivery of the Company Shares to be issued, sold and delivered hereunder, except the registration under the Securities Act of the Shares, which has become effective, and such Consents as may be required under state securities or blue sky laws or the by-laws and rules of the National Association of Securities Dealers, Inc. (the "NASD") or NASD Regulation, Inc. ("NASDR") in connection with the purchase and distribution of the Shares by the Underwriters.

            (m) Except as disclosed in the Registration Statement and the Prospectus, there is no judicial, regulatory, arbitral or other legal or governmental proceeding or other litigation or arbitration, domestic or foreign, pending to which the Company or any Subsidiary is a party or of which any property, operations or assets of the Company or any Subsidiary is the subject which, individually or in the aggregate, if determined adversely to the Company or any Subsidiary, would reasonably be expected to have a Material Adverse Effect; to the Company's knowledge, no such proceeding, litigation or arbitration is threatened or contemplated; and the defense of all such proceedings, litigation and arbitration against or involving the Company or any Subsidiary would not reasonably be expected to have a Material Adverse Effect.

            (n) The financial statements, including the notes thereto, and the supporting schedules included or incorporated by reference in the Registration Statement and the Prospectus present fairly in all material respects the financial position as of the dates indicated and the cash flows and results of operations for the periods specified of the Company and its consolidated subsidiaries or incorporated by reference in the Registration Statement and the Prospectus; except as otherwise stated in the Registration Statement and the Prospectus, said financial statements have been prepared in conformity with United States generally accepted accounting principles applied on a consistent basis throughout the periods involved; and the supporting schedules included or incorporated by reference in the Registration Statement and the Prospectus present fairly in all material respects the information required to be stated therein. No other financial statements or supporting schedules are required to be included in the Registration Statement. The other financial and statistical information derived from the financial statements included or incorporated by reference in the Registration Statement and the Prospectus present fairly in all material respects the information included therein and have been prepared on a basis consistent with that of the financial statements that are included or incorporated by reference in the Registration Statement and the Prospectus and the books and records of the respective entities presented therein.

            (o) There are no pro forma or as adjusted financial statements which are required to be included or incorporated by reference in the Registration Statement and the Prospectus in accordance with Regulation S-X that have not been included as so required.

            (p) The statistical (other than statistical data derived from the financial statements), industry-related and market-related data included in the Registration Statement and the Prospectus are based on or derived from sources which the Company reasonably and in good faith believes are reliable and accurate, and such data agree with the sources from which they are derived.


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            (q) The Company is subject to the reporting requirements of Section
13 or 15(d) of the Exchange Act and files reports with the Commission on EDGAR. The Common Stock is registered pursuant to Section 12(g) of the Exchange Act and the outstanding shares of Common Stock (including the Selling Stockholders' Shares and the Additional Shares) are listed for quotation on the NASDAQ (as defined in Section 13(b) below), the Company Shares have been approved for quotation on the NASDAQ upon issuance or sale and the Company has taken no action designed to, or reasonably likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or de-listing the Common Stock from the NASDAQ. The Company has not received any notification that (i) the Commission is contemplating terminating such registration or (ii) since the listing of the Common Stock on the NASDAQ on September 15, 2004, the NASDAQ is contemplating terminating such listing.

            (r) The Company and the Subsidiaries maintain a system of internal accounting and other controls sufficient to provide reasonable assurances that
(i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with United States generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accounting for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

            (s) Neither the Company nor, to the Company's knowledge, any of its affiliates (within the meaning of Rule 144 under the Securities Act) has taken, directly or indirectly, any action which constitutes or is designed to cause or result in, or which would reasonably be expected to constitute, cause or result in, the stabilization or manipulation of the price of any security to facilitate the sale or resale of the Shares.

            (t) Neither the Company nor, to the Company's knowledge, any of its affiliates has, prior to the date hereof, made any offer or sale of any securities which could be "integrated" for purposes of the Securities Act or the Rules and Regulations with the offer and sale of the Shares pursuant to the Registration Statement. Except as disclosed in the Registration Statement and the Prospectus, neither the Company nor, to the Company's knowledge, any of its affiliates has sold or issued any Relevant Security during the six-month period preceding the date of the Prospectus, including but not limited to any sales pursuant to Rule 144A or Regulation D or S under the Securities Act, other than shares of Common Stock issued pursuant to the Reorganization or employee benefit plans, stock option plans or the employee compensation plans or pursuant to outstanding options, rights or warrants described in the Registration Statement and the Prospectus.

            (u) Except as disclosed in the Registration Statement and the Prospectus, no holder of any Relevant Security has any rights to require registration of any Relevant Security as part or on account of, or otherwise in connection with, the offer and sale of the Shares contemplated hereby, and any such rights so disclosed have either been fully complied with by the Company or effectively waived by the holders thereof, and any such waivers remain in full force and effect.


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            (v) The conditions for use of Form S-3 to register the Offering under the Securities Act, as set forth in the General Instructions to such Form, have been satisfied.

            (w) The documents incorporated or deemed to be incorporated by reference in the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the applicable requirements of the Exchange Act and the Rules and Regulations.

            (x) The Company is not and, at all times up to and including consummation of the transactions contemplated by this Agreement, the Registration Statement and the Prospectus, and after giving effect to application of the net proceeds of the Offering, will not be, subject to registration as an "investment company" under the Investment Company Act of 1940, as amended, and is not and will not be an entity "controlled" by an "investment company" within the meaning of such act.

            (y) There are no contracts or other documents (including, without limitation, any voting agreement), which are required to be described in the Registration Statement and the Prospectus or filed as exhibits to the Registration Statement by the Securities Act, the Exchange Act or the Rules and Regulations that have not been so described or incorporated by reference therein or filed.

            (z) No relationship, direct or indirect, exists between or among any of the Company, on the one hand, and any director, officer, stockholder, customer or supplier of the Company or any affiliate of the Company, on the other hand, which is required by the Securities Act, the Exchange Act or the Rules and Regulations to be described in the Registration Statement or the Prospectus which is not so described and described as required. There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any of their respective family members, except as disclosed in the Registration Statement and the Prospectus.

            (aa) Except as disclosed in the Registration Statement and the Prospectus, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with the transactions contemplated by this Agreement, the Registration Statement and the Prospectus or, to the Company's knowledge, any arrangements, agreements, understandings, payments or issuance with respect to the Company or any of its officers, directors, stockholders, partners, employees, Subsidiaries or affiliates that may affect the Underwriters' compensation as determined by the NASD.

            (bb) The Company and each Subsidiary owns or leases all such tangible real and personal and intangible properties as are necessary to the conduct of its business as presently operated and as proposed to be operated as described in the Registration and the Prospectus. The Company and the Subsidiaries have title in fee simple to all real property and title to all personal property owned by them, in each case free and clear of all Liens except such as are described in the Registration Statement and the Prospectus or such as do not or would not reasonably be expected to (individually or in the aggregate) have a Material Adverse Effect; and

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any real property and buildings held under lease or sublease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material to, and do not interfere with, the use made and proposed to be made of such property and buildings by the Company and the Subsidiaries, except as would not reasonably be expected to have a Material Adverse Effect. Neither the Company nor any Subsidiary has received any notice of any claim adverse to its ownership of any real or personal property or of any claim against the continued possession of any real property, whether owned or held under lease or sublease by the Company or any Subsidiary, except as would not reasonably be expected to have a Material Adverse Effect.

            (cc) Except as described in the Registration Statement and the Prospectus or the documents incorporated therein by reference, the Company and each Subsidiary (i) owns or possesses adequate right to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, formulae, customer lists, and know-how and other intellectual property (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures, "Intellectual Property") necessary for the conduct of their respective businesses as being conducted and as described in the Registration Statement and Prospectus, except where the failure to own or possess such rights, either singly or in the aggregate, would not reasonably be expected to have a Material Adverse Effect, and (ii) have no reason to believe that the conduct of their respective businesses does or will conflict with, and have not received any notice of any claim of conflict with, any such right of others, except where any such conflicts, either singly or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. To the Company's knowledge, all material technical information developed by and belonging to the Company or any Subsidiary which has not been patented has been kept confidential. To the Company's knowledge, there is no infringement by third parties of any such Intellectual Property, except where such infringement would not reasonably be expected to have a Material Adverse Effect; there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others challenging the Company's or any Subsidiary's rights in or to any such Intellectual Property, except where such action, suit, proceeding or claim would not reasonably be expected to have a Material Adverse Effect, and the Company is unaware of any facts which would form a reasonable basis for any such claim; and there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others that the Company or any Subsidiary infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, except where such action, suit, proceeding or claim would not reasonably be expected to have a Material Adverse Effect, and the Company is unaware of any other fact which would form a reasonable basis for any such claim.

            (dd) The Company and the Subsidiaries maintain insurance in such amounts and covering such risks as the Company reasonably considers adequate for the conduct of its business and the value of its properties all of which insurance is in full force and effect, except where the failure to maintain such insurance would not reasonably be expected to have a Material Adverse Effect. There are no material claims by the Company or any Subsidiary under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause. The Company reasonably believes that it will be able to renew its existing insurance as and when such coverage expires or will be able to obtain replacement insurance adequate for the conduct of the business and the value of its properties at a cost that would not reasonably be expected to have a Material Adverse Effect.

            (ee) Except as described in the Registration Statement and the Prospectus or the documents incorporated therein by reference, each of the Company and the Subsidiaries has accurately prepared and timely filed all federal, state, foreign and other tax returns that are required to be filed by it (or has received extensions therefor) and has paid or made provision for the payment of all taxes, assessments, governmental or other similar charges, including without limitation, all sales and use taxes and all taxes which the Company or any Subsidiary is obligated to withhold from amounts owing to employees, creditors and third parties, with respect to the periods covered by such tax returns (whether or not such amounts are shown as due on any tax return), except where such failure would not reasonably be expected to have a Material Adverse Effect or amounts which the Company is contesting in good faith. Except as described in the Registration Statement and the Prospectus or the documents incorporated therein by reference, no deficiency assessment with respect to a proposed adjustment of the Company's or any Subsidiary's federal, state, local or foreign taxes is pending or, to the Company's knowledge, threatened, that would reasonably be expected to have a Material Adverse Effect The accruals and reserves on the books and records of the Company and the Subsidiaries in respect of tax liabilities for any taxable period not finally determined are adequate to meet any assessments and related liabilities for any such period and, since December 31, 2004, the Company and the Subsidiaries have not incurred any liability for taxes other than in the ordinary course of its business, except, in each such case, where such tax liabilities would not reasonably be expected to have a Material Adverse Effect.

            (ff) No labor disturbance by the employees of the Company or any Subsidiary exists or, to the Company's knowledge, is imminent that would reasonably be expected to have a Material Adverse Effect.

            (gg) No "prohibited transaction" (as defined in either Section 406 of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA") or Section 4975 of the Internal Revenue Code of 1986, as amended from time to time (the "Code")), "accumulated funding deficiency" (as defined in Section 302 of ERISA) or other event of the kind described in Section 4043(b) of ERISA (other than events with respect to which the 30-day notice requirement under Section 4043 of ERISA has been waived) has occurred with respect to any employee benefit plan that would reasonably be expected to have a Material Adverse Effect; each employee benefit plan for which the Company or any Subsidiary would have any liability is in compliance in all material respects with applicable law, including (without limitation) ERISA and the Code; the Company has not incurred and does not expect to incur liability under Title IV of ERISA with respect to the termination of, or withdrawal from any "pension plan"; and each plan for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified and, to the Company's knowledge, nothing has occurred, whether by action or by failure to act, that would reasonably be expected to have a Material Adverse Effect.

            (hh) There has been no storage, generation, transportation, handling, treatment, disposal, discharge, emission or other release of any kind of toxic or other wastes or other hazardous substances by, due to, or caused by the Company or any Subsidiary (or, to the

Company's knowledge, any other entity for whose acts or omissions the Company is or may be liable) upon any property now or previously owned or leased by the Company or any Subsidiary, which would be a violation of or give rise to any liability under any applicable law, rule, regulation, order, judgment, decree or permit relating to pollution or protection of human health and the environment ("Environmental Law"), except where such violation would not reasonably be expected to have a Material Adverse Effect. Neither the Company nor any Subsidiary has agreed to assume, undertake or provide indemnification for any liability of any other person under any Environmental Law, including any obligation for cleanup or remedial action, except where such liability would not reasonably be expected to have a Material Adverse Effect. There is no pending or, to the Company's knowledge, threatened administrative, regulatory or judicial action, claim or notice of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any Subsidiary that would reasonably be expected to have a Material Adverse Effect.

            (ii) Neither the Company, any Subsidiary nor, to the Company's knowledge, any of its employees or agents has at any time during the last five years (i) made any unlawful contribution to any candidate for foreign office, or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States of any jurisdiction thereof.

            (jj) Neither the Company nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department ("OFAC"); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

            (kk) Neither the Company nor any Subsidiary (i) is in violation of its certificate or articles of incorporation, by-laws, certificate of formation, limited liability company agreement, partnership agreement or other organizational documents, (ii) is in default under, and no event has occurred which, with notice or lapse of time or both, would constitute a default under or result in the creation or imposition of any lien, charge or encumbrance upon any of its property or assets pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject or (iii) is in violation in any respect of any law, rule, regulation, ordinance, directive, judgment, decree or order of any judicial, regulatory or other legal or governmental agency or body, foreign or domestic, except (in the case clauses
(ii) and (iii) above) violations or defaults that would not (individually or in the aggregate) reasonably be expected to have a Material Adverse Effect and except (in the case of clause (ii) alone) for any lien, charge or encumbrance disclosed in the Registration Statement and the Prospectus.

            (ll) The Company is in compliance in all material respects with applicable provisions of the Sarbanes-Oxley Act that are effective.

            (mm) Since the date of the filing of the Company's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2005, the Company's auditors and the audit committee of the board of directors of the Company (or persons fulfilling the equivalent function) have not been advised of (i) any significant deficiencies in the design or operation of internal control over financial reporting which are reasonably likely to affect the Company's ability to record, process, summarize and report financial information; or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal control over financial reporting.

            (nn) Since the date of the filing of the Company's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2005, there have been no significant changes in the Company's internal control over financial reporting that could materially affect the Company's internal control over financial reporting.

            (oo) The description of the transactions constituting the Reorganization in the second paragraph of this Agreement is accurate and complete in all material respects. The Reorganization was duly authorized by all necessary action on the part of the Company and its stockholders, and all documents and agreements pursuant to which the Reorganization was effected were duly executed and delivered by each of the parties thereto. The execution and delivery of the documents and agreements effecting the Reorganization and the consummation of the Reorganization did not result in any violation of the provisions of the certificate of incorporation, articles of incorporation or by-laws of the Company, the entities party to the Reorganization, or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, the entities party to the Reorganization or any of their respective subsidiaries or properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is or was required in connection with the Reorganization except such as have been timely obtained.

            (pp) No stockholder of the Company or TOC has exercised dissenter's or appraisal rights in connection with the Reorganization that continues to exercise such dissenter's rights or demand appraisal of such stockholder's shares as of the date hereof.

      Any certificate signed by or on behalf of the Company and delivered to the Representatives or to counsel for the Underwriters' shall be deemed to be a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

      2. Representations and Warranties of the Selling Stockholders. Each Selling Stockholder severally, and not jointly, represents and warrants to, and agrees with, each of the Underwriters and the Company as of the date hereof and as of the Closing Date and each Additional Closing Date that:

            (a) Such Selling Stockholder has full right, power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated by this Agreement, the Registration Statement and the Prospectus. This Agreement and the transactions contemplated by this Agreement, the Registration Statement and the Prospectus have been duly and validly authorized by such Selling Stockholder. This Agreement has been duly and validly executed and delivered by such Selling Stockholder and constitutes the legal, valid and binding obligation of such Selling Stockholder, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

            (b) Such Selling Stockholder has full right, power and authority to execute and deliver a Custody Agreement and Power of Attorney substantially in the form of Exhibits B and C hereto (such Selling Stockholder's "Custody Agreement" and "Power of Attorney," respectively), to perform its obligations thereunder and to consummate the transactions contemplated by thereby. The Custody Agreement and Power of Attorney and the transactions contemplated by thereby have been duly and validly authorized by such Selling Stockholder. The Custody Agreement and Power of Attorney have each been duly and validly executed and delivered by such Selling Stockholder and constitute the legal, valid and binding obligation of such Selling Stockholder, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). Counterparts of such Selling Stockholder's Custody Agreement, duly signed by (i) Computershare Trust Company, Inc., as custodian (in such capacity, the "Custodian"), and (ii) such Selling Stockholder or George Wall, Tom Brockington and Cristy Parker, as such Selling Stockholders' attorney-in-fact (in such capacity, the "Attorney-In-Fact"), have been delivered to the Company and the Representatives on or prior to the date of this Agreement.

            (c) Such Selling Stockholder agrees that the Selling Stockholders' Shares and Additional Shares, if any, to be sold by such Selling Stockholder, whether or not on deposit with the Custodian and including any such Selling Stockholders' Shares and Additional Shares underlying stock options whether or not a notice or notices to exercise such stock options have been deposited with the Custodian, are subject to the interests of the Underwriters, that the arrangements made for such custody are to that extent irrevocable, and that the obligations of such Selling Stockholder hereunder shall not be terminated, except as provided in this Agreement or in the Custody Agreement and Power of Attorney, by any act of such Selling Stockholder, by operation of law or by the occurrence of any other event. If such Selling Stockholder should die or become incapacitated, or if any other event should occur affecting the legal status or capacity of such Selling Stockholder before the delivery of the Selling Stockholders' Shares and the Additional Shares, if any, to be sold by a Selling Stockholder hereunder, the documents evidencing the Selling Stockholders' Shares and the Additional Shares, if any, to be sold by such Selling Stockholder then on deposit with the Custodian shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such event had not occurred, regardless of whether or not the Custodian shall have received notice thereof.

            (d) Such Selling Stockholder has, and on the Closing Date and any Additional Closing Date, will have, good and valid title to and is the lawful owner of the Selling Stockholders' Shares and Additional Shares, if any, to be sold by such Selling Stockholder hereunder (or, in the case of any such Selling Stockholders' Shares or Additional Shares underlying stock options, such stock options are, and on the Closing Date and Additional Closing

Date, if applicable, will be, presently exercisable and such Selling Stockholder is the record and beneficial owner of such stock options and, upon the exercise of such stock options on the Closing Date and Additional Closing Date, if applicable, will be the record and beneficial owner of such underlying Selling Stockholders' Shares and Additional Shares, respectively). Upon sale and delivery of, and payment for, such Selling Stockholders' Shares and Additional Shares as provided herein, such Selling Stockholder will convey to the Underwriters good and marketable title to such Selling Stockholders' Shares and Additional Shares, free and clear of all Liens. Certificates for all of the Selling Stockholders' Shares and Additional Shares to be sold by such Selling Stockholder pursuant to this Agreement (except for those Selling Stockholders' Shares and Additional Shares to be issued pursuant to the exercise of stock options beneficially owned by the Selling Stockholder, as to which notices of exercise have been delivered to the Custodian), in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank with signatures guaranteed, have been placed in custody with the Custodian with irrevocable conditional instructions to deliver such Selling Stockholders' Shares and Additional Shares to the Underwriters pursuant to this Agreement.

            (e) No Consent of, from or with any judicial, regulatory or other legal or governmental agency or body or any third party, foreign or domestic, is required for the execution, delivery and performance by the Selling Stockholder of this Agreement or its Custody Agreement and Power of Attorney, or consummation by the Selling Stockholders of the transactions contemplated herein or therein, except such as have been obtained under the Securities Act and such as may be required under the state or foreign securities laws, the blue sky laws of any jurisdiction, the NASD or NASDR in connection with the purchase and distribution of such Selling Stockholder's Shares and such Selling Stockholder's Additional Shares by the Underwriters.

            (f) The execution, delivery and performance of this Agreement, the Power of Attorney and the Custody Agreement by such Selling Stockholder and consummation of any of the other transactions contemplated herein and therein by the Selling Stockholder or the fulfillment of the terms hereof by the Selling Stockholder will not (A) conflict with, result in a breach or violation of, or constitute a default (or an event that with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Selling Stockholder pursuant to any law, statute, rule or regulation or the terms of any indenture or other agreement or instrument to which such Selling Stockholder is party or bound, or to which any of the property or assets of such Selling Stockholder is subject, or (B) if such Selling Stockholder is not a natural person, result in any violation of the provisions of any charter or bylaws or certificate of formation, trust agreement, partnership agreement, articles of partnership or other organizational documents, as applicable, of the Selling Stockholder, or (C) result in any violation or breach of any judgment, order, decree statute, rule or regulation applicable to such Selling Stockholder of any court or any public, governmental or regulatory agency or body, administrative agency or arbitrator having jurisdiction over such Selling Stockholder.

            (g) Such Selling Stockholder does not have any registration or other similar rights to have any equity or debt securities registered for sale by the Company under the Registration Statement or included in the offering of the Shares and the Additional Shares, except for such rights as have been waived or which are described in the Prospectus (and which have been complied with).

            (h) Such Selling Stockholder does not have, or has waived prior to the date hereof, any preemptive right, co-sale right or right of first refusal or other similar right to purchase any of the Shares that are to be sold by the Company or any other Selling Stockholder to the Underwriters pursuant to this Agreement; and such Selling Stockholder does not own any warrants, options or similar rights to acquire, and does not have any right or arrangement to acquire, any capital stock, right, warrants, options or other securities from the Company, other than those described in the Registration Statement and the Prospectus.

            (i) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between such Selling Stockholder and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with this offering or, to such Selling Stockholder's knowledge, any other arrangements, agreements, understandings, payments or issuance with respect to the Company or any of its officers, directors, stockholders, partners, employees, Subsidiaries or affiliates that may affect the Underwriters' compensation as determined by the NASD.

            (j) At the time of the effectiveness of the Registration Statement, any Rule 462(b) Registration Statement or the effectiveness of any post-effective amendment to the Registration Statement, when the Prospectus is first filed with the Commission pursuant to Rule 424, when any supplement to or amendment of the Prospectus is filed with the Commission and at the Closing Date and the Additional Closing Date, if any, the Registration Statement and the Prospectus and any amendments thereof and supplements thereto complied or will comply in all material respects with the applicable provisions of the Securities Act, the Exchange Act and the Rules and Regulations and did not and will not contain an untrue statement of a material fact and did not and will not omit to state any material fact required to be stated therein or necessary in order to make the statements therein (x) in the case of the Registration Statement, not misleading and (y) in the case of the Prospectus or any related Preliminary Prospectus in light of the circumstances under which they were made, not misleading, provided that the representations and warranties of the Non-Management Selling Stockholders set forth in this Section 2(j) are limited solely to statements or omissions made in reliance upon information relating to such Non-Management Selling Stockholder furnished to the Company by such Non-Management Selling Stockholder (the "Non-Management Selling Stockholder Information") for use in the Registration Statement, the Preliminary Prospectus and any amendments thereof or supplements thereto. When any related Preliminary Prospectus was first filed with the Commission (whether filed as part of the registration statement for the registration of the Shares or any amendment thereto or pursuant to Rule 424(a) under the Securities Act) and when any amendment thereof or supplement thereto was first filed with the Commission, such Preliminary Prospectus and any amendments thereof and supplements thereto complied in all material respects with the applicable provisions of the Securities Act and the Rules and Regulations and did not contain an untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, provided that the representations and warranties of the Non-Management Selling Stockholders set forth in this Section 2(j) are limited solely to statements or omissions made in reliance upon the Non-Management Selling Stockholder Information for use in the Preliminary Prospectus and any amendments thereof or supplements thereto. No representation and warranty is made in this subsection, however, with respect to any information contained in or omitted from the Registration Statement or the Prospectus or any related Preliminary Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for use therein. For the purposes of this Agreement, the term "Non-Management Selling Stockholder" means each of the Selling Stockholders listed on Schedule III hereto.

            (k) Such Selling Stockholder has not taken and will not take, directly or indirectly, any action designed to, or that could be reasonably expected to, cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares or Additional Shares, if any.

            (l) Such Selling Stockholder has not distributed and will not distribute, prior to the later of the Additional Closing Date, if any, and the completion of the Underwriters' distribution of the Shares, any offering material in connection with the offering and sale of the Shares and the Additional Shares, if any, by the Selling Stockholders other than a Preliminary Prospectus, the Prospectus or the Registration Statement.

            (m) The representations and warranties of such Selling Stockholder in its Custody Agreement and Power of Attorney are, and on the Closing Date and Additional Closing Date, if any, will be, true and correct.

      Any certificate signed by or on behalf of the Selling Stockholder and delivered to the Representatives or to counsel for the Underwriters shall be deemed to be a representation and warranty by such Selling Stockholder to each Underwriter as to the matters covered thereby.

      3. Purchase, Sale and Delivery of the Shares.

            (a) On the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company and each Selling Stockholder, severally and not jointly, agree to sell to each Underwriter and each Underwriter, severally and not jointly, agrees to purchase from the Company and the Selling Stockholders, at a purchase price per share of twelve dollars and sixty-nine cents ($12.69), the number of Firm Shares set forth opposite their respective names on Schedule I hereto together with any additional number of Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof.

            (b) Payment of the purchase price for, and delivery of certificates representing, the Firm Shares shall be made at the offices of Pillsbury Winthrop Shaw Pittman LLP ("Underwriters' Counsel"), or at such other place as shall be agreed upon by the Representatives and the Company, at 10:00 A.M., New York City time, on the third or, as permitted under Rule 15c6-1 under the

Exchange Act, fourth business day (unless postponed in accordance with the provisions of Section 10 or 11 hereof) following the date of the effectiveness of the Registration Statement (or, if the Company has elected to rely upon Rule 430A under the Securities Act, the third or, as permitted under Rule 15c6-1 under the Exchange Act, fourth business day after the determination of the public offering price of the Shares), or such other time not later than ten business days after such date as shall be agreed upon by the Representatives and the Company (such time and date of payment and delivery being herein called the "Closing Date").

      Payment of the purchase price for the Firm Shares shall be made by wire transfer in same day funds (which shall include such amounts as the Company directs to cover option exercise prices and applicable tax withholdings for certain Selling Stockholders) to the Company and the Custodian (pursuant to each Selling Stockholder's Power of Attorney and Custody Agreement), as the case may be, upon delivery of certificates for the Firm Shares to the Representatives through the facilities of The Depository Trust Company for the respective accounts of the several Underwriters. Each Selling Stockholder hereby agrees that (i) it will pay all stock transfer taxes, stamp duties and other similar taxes, if any, payable upon the sale or delivery of the Firm Shares to be sold by the Selling Stockholders to the several Underwriters, or otherwise in connection with the performance of the Selling Stockholders' obligations hereunder and that the Underwriters will pay directly to the Company such amounts as the Company directs to cover option exercise prices and applicable tax withholdings for certain Selling Stockholders and (ii) the Custodian is authorized to deduct for such payments any such amounts from the proceeds to the Selling Stockholders hereunder and to hold such amounts for the account of the Selling Stockholders with the Custodian under the Custody Agreement and Power of Attorney. Certificates for the Firm Shares shall be registered in such name or names and shall be in such denominations as the Representatives may request at least two business days before the Closing Date. The Company and the Custodian will permit the Representatives to examine and package such certificates for delivery at least one full business day prior to the Closing Date (except for such certificates representing the Firm Shares to be issued pursuant to the exercise of stock options by the Selling Stockholders and as to which irrevocable notices of exercise have been deposited with the Custodian or the Company).

            (c) In addition, on the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Selling Stockholders listed on Schedule II hereto as selling Additional Shares hereby grant to the Underwriters, acting severally and not jointly, the option to purchase up to 795,000 Additional Shares at the same purchase price per share to be paid by the Underwriters to the Company and the Selling Stockholders for the Firm Shares as set forth in
Section 3(a) above, for the sole purpose of covering over-allotments in the sale of Firm Shares, from each such Selling Stockholder such number of Additional Shares equal to the number which bears the same ratio to the aggregate number of Additional Shares being purchased as the number of Additional Shares set forth opposite the name of such Selling Stockholder in the second column of Schedule II hereto bears to the total number of Additional Shares set forth in such column, subject in each case, however, to such adjustments to eliminate any fractional shares as the Representatives in their sole discretion shall make. This option may be exercised at any time and from time to time, in whole or in part on one or more occasions, on or before the thirtieth day following the date of the Prospectus, by written notice from the Representatives to the Company and the Selling Stockholders. No Additional Shares shall be sold or delivered unless the Firm Shares previously have been, or simultaneously are, sold and delivered. Such notice shall set forth the aggregate number of Additional Shares as to which the option is being exercised and the date and time, as reasonably determined by the Representatives, when the Additional Shares are to be delivered (any such date and time being herein sometimes referred to as the "Additional Closing Date"); provided, however, that no Additional Closing Date shall occur earlier than the Closing Date or earlier than the second full business day after the date on which the option shall have been exercised nor later than the eighth full business day after the date on which the option shall have been exercised (unless such time and date are postponed in accordance with the provisions of Section 10 or 11 hereof). Upon any exercise of the option as to all or any portion of the Additional Shares, each Underwriter, acting severally and not jointly, agrees to purchase that proportion of the total number of Additional Shares then being purchased which the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto (or such number increased as set forth in Section 10 hereof) bears to the total number of Firm Shares that the Underwriters have agreed to purchase hereunder, subject, however, to such adjustments to eliminate fractional shares as the Representatives in their sole discretion shall make.

            (d) Payment of the purchase price for, and delivery of certificates representing, the Additional Shares shall be made at the office of Underwriters' Counsel, or at such other place as shall be agreed upon by the Representatives and the Selling Stockholders, at 10:00 A.M., New York City time, on the Additional Closing Date (unless postponed in accordance with the provisions of Section 10 or 11 hereof), or such other time as shall be agreed upon by the Representatives and the Selling Stockholders.

      Payment for the Additional Shares shall be made to or upon the order of the Selling Stockholders of the purchase price by wire transfer in Federal (same day) funds to the Company for such amounts as the Company directs to cover option exercise prices and applicable tax withholdings for certain Selling Stockholders and to the Custodian at the offices of Underwriters' Counsel, or such other location as may be mutually acceptable, upon delivery of the certificates for the Additional Shares to the Representatives for the respective accounts of the Underwriters. Each Selling Stockholder hereby agrees that (i) it will pay all stock transfer taxes, stamp duties and other similar taxes, if any, payable upon the sale or delivery of the Additional Shares to be sold by the Selling Stockholders to the several Underwriters, or otherwise in connection with the performance of the Selling Stockholders' obligations hereunder and that the Underwriters will pay directly to the Company such amounts as the Company directs to cover option exercise prices and applicable tax withholdings for certain Selling Stockholders and (ii) the Custodian is authorized to deduct for such payment any such amounts from the proceeds to the Selling Stockholders hereunder and to hold such amounts for the account of the Selling Stockholders with the Custodian under the Custody Agreement and Power of Attorney. The Company and the Custodian will permit the Representatives to examine and package such certificates for delivery at least one full business day prior to the Additional Closing Date (except for such certificates representing the Additional Shares to be issued pursuant to the exercise of stock options by the Selling Stockholders and as to which notices of irrevocable exercise have been deposited with the Custodian or the Company).

      4. Offering. Upon authorization of the release of the Firm Shares by the Representatives, the Underwriters propose to offer the Shares for sale to the public upon the terms and conditions set forth in the Prospectus.

      5. Covenants of the Company; Covenants of the Selling Stockholders.

            (a) The Company covenants and agrees with the Underwriters that:

                  (i) The Registration Statement and any amendments thereto have been declared effective, and if Rule 430A is used or the filing of the Prospectus is otherwise required under Rule 424(b) or Rule 434, the Company will file the Prospectus (properly completed if Rule 430A has been used) pursuant to Rule 424(b) within the prescribed time period and will provide evidence reasonably satisfactory to the Representatives of such timely filing. If the Company elects to rely on Rule 434, the Company will prepare and file a term sheet that complies with the requirements of Rule 434, and the Prospectus shall not be "materially different" (as such term is used in Rule 434) from the Prospectus included in the Registration Statement at the time it became effective.

      The Company will notify you promptly (and, if requested by the Representatives, will confirm such notice in writing) (A) when the Registration Statement and any amendments thereto become effective, (B) of any request by the Commission for any amendment of or supplement to the Registration Statement or the Prospectus or for any additional information, (C) of the Company's intention to file or prepare any supplement or amendment to the Registration Statement or the Prospectus, (D) of the mailing or the delivery to the Commission for filing of any amendment of or supplement to the Registration Statement or the Prospectus, including but not limited to Rule 462(b) under the Securities Act,
(E) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or of the initiation, or the threatening, of any proceedings therefor, it being understood that the Company shall make every reasonable effort to avoid the issuance of any such stop order, (F) of the receipt of any comments from the Commission, and (G) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for that purpose. If the Commission shall propose or enter a stop order at any time, the Company will make every reasonable effort to prevent the issuance of any such stop order and, if issued, to obtain the lifting of such order as soon as possible. The Company will not file any amendment to the Registration Statement or any amendment of or supplement to the Prospectus (including the prospectus required to be filed pursuant to Rule 424(b) or Rule 434) that differs from the prospectus on file at the time of the effectiveness of the Registration Statement or file any document under the Exchange Act if such document would be deemed to be incorporated by reference into the Prospectus to which the Representatives shall object in writing after being timely furnished in advance a copy thereof. The Company will provide the Representatives with copies of all such amendments, filings and other documents a sufficient time prior to any filing or other publication thereof to permit the Representatives a reasonable opportunity to review and comment thereon.

                  (ii) The Company shall comply with the Securities Act and the Exchange Act to permit completion of the distribution as contemplated in this Agreement, the Registration Statement and the Prospectus. If at any time when a prospectus relating to the Shares is required to be delivered under the Securities Act or the Exchange Act in connection with the sales of Shares, any event shall have occurred as a result of which the Prospectus as then amended or supplemented would, in the reasonable judgment of the Underwriters or the

Company, include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances existing at the time of delivery to the purchaser, not misleading, or if to comply with the Securities Act, the Exchange Act or the Rules and Regulations it shall be necessary at any time to amend or supplement the Prospectus or Registration Statement, or to file any document incorporated by reference in the Registration Statement or the Prospectus or in any amendment thereof or supplement thereto, the Company will notify you promptly and prepare and file with the Commission, subject to Section 5(a)(i) hereof, an appropriate amendment or supplement (in form and substance reasonably satisfactory to the Representatives) which will correct such statement or omission or which will effect such compliance and will use its reasonable best efforts to have any amendment to the Registration Statement declared effective as soon as possible.

                  (iii) The Company will promptly deliver to each of you and Underwriters' Counsel a signed or conformed copy of the Registration Statement, as initially filed and all amendments thereto, including all consents and exhibits filed therewith, and will maintain in the Company's files manually signed copies of such documents for at least five years after the date of filing. The Company will promptly deliver to each of the Underwriters such number of copies of any Preliminary Prospectus, the Prospectus, the Registration Statement, and all amendments of and supplements to such documents, if any, and all documents incorporated by reference in the Registration Statement and Prospectus or any amendment thereof or supplement thereto, as you may reasonably request. Prior to 10:00 A.M., New York time, on the business day next succeeding the date of this Agreement, or as promptly as reasonably possible thereafter, and from time to time thereafter, the Company will furnish the Underwriters with copies of the Prospectus in New York City in such quantities as you may reasonably request.

                  (iv) The Company consents to the use and delivery of the Preliminary Prospectus by the Underwriters in accordance with Rule 430 and
Section 5(b) of the Securities Act.

                  (v) The Company will use its reasonable best efforts, in cooperation with the Representatives, at or prior to the time of effectiveness of the Registration Statement, to qualify the Shares for offering and sale under the securities laws relating to the offering or sale of the Shares of such jurisdictions, domestic or foreign, as the Representatives may designate and to maintain such qualification in effect for so long as required for the distribution thereof; except that in no event shall the Company be obligated in connection therewith to become subject to taxation, to qualify as a foreign corporation or to execute a general consent to service of process in such jurisdiction.

                  (vi) The Company will make generally available to its security holders and to the Underwriters as soon as practicable an earnings statement of the Company and the Subsidiaries (which need not be audited) complying with
Section 11(a) of the Securities Act and Rule 158 under the Act.

                  (vii) During the period of 90 days from the date of the Prospectus, without the prior written consent of Bear Stearns, the Company (A) will not, directly or indirectly, issue, offer, sell, agree to issue, offer or sell, solicit offers to purchase, grant any call option, warrant or other right to purchase, purchase any put option or other right to sell, pledge, borrow or otherwise dispose of any Relevant Security, or make any announcement of any of the foregoing, (B) will not establish or increase any "put equivalent position" or liquidate or decrease any "call equivalent position" (in each case within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder) with respect to any Relevant Security, and (C) will not otherwise enter into any swap, derivative or other transaction or arrangement that transfers to another, in whole or in part, any economic consequence of ownership of a Relevant Security, whether or not such transaction is to be settled by delivery of Relevant Securities, other securities, cash or other consideration, other than (i) the sale of Shares as contemplated by this Agreement, (ii) the Company's issuance of Common Stock upon the grant and exercise of options under, or the issuance and sale of shares pursuant to, employee stock option or benefit plans in effect on the date hereof, or (iii) the grant by the Company of any options, warrants, restricted stock or other securities pursuant to the terms of any option plan, long-term incentive plan, employee benefit or compensation arrangement or employment agreement; and the Company will obtain an undertaking in substantially the form of Annex III hereto of each of its executive officers, directors, and the stockholders listed on Schedule V not to engage in any of the aforementioned transactions on their own behalf. During the period of 90 days from the date of the Prospectus, without the prior written consent of Bear Stearns, the Company will not file a registration statement under the Securities Act in connection with any transaction by the Company or any person that is prohibited pursuant to the foregoing, except for registration statements on Form S-8 relating to employee benefit plans or Form S-4 relating to corporate reorganizations or other transactions under Rule 145.

                  (viii) During the period of three years from the effective date of the Registration Statement, the Company will furnish to the Representatives copies of all reports or other communications (financial or other) furnished generally to security holders or from time to time published or publicly disseminated by the Company, and will deliver to the Representatives
(i) as soon as they are available, copies of any reports, financial statements and proxy or information statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as the Representatives may from time to time reasonably request (such financial information to be on a consolidated basis to the extent the accounts of the Company and the Subsidiaries are consolidated in reports furnished to its security holders generally or to the Commission), provided that the Representatives agree to keep such additional information confidential (and to cause their employees and agents to do the same) prior to its publication or public dissemination by the Company. For the purposes of this
Section 5(a)(viii), items filed by the Company with the Commission on EDGAR will be deemed to have been furnished to the Representatives on the date of such filing.

                  (ix) The Company will apply the net proceeds from the sale of the Shares as set forth under the caption "Use of Proceeds" in the Prospectus.

                  (x) The Company will use its reasonable best efforts to list the Shares for quotation on the NASDAQ and use its reasonable best efforts to maintain the listing for quotation of the Shares on the NASDAQ.

                  (xi) The Company, during the period when the Prospectus is required to be delivered under the Securities Act or the Exchange Act, will file all documents required to be filed with the Commission pursuant to the Securities Act, the Exchange Act and the Rules and Regulations within the time periods required thereby.

                  (xii) The Company will use its reasonable best efforts to do and perform all things required to be done or performed under this Agreement by the Company prior to the Closing Date or the Additional Date, as the case may be, and to satisfy all conditions precedent required to be satisfied by the Company to the delivery of the Firm Shares and the Additional Shares.

                  (xiii) The Company will not take, and will cause its affiliates (within the meaning of Rule 144 under the Securities Act) not to take, directly or indirectly, any action which constitutes or is designed to cause or result in, or which would reasonably be expected to constitute, cause or result in, the stabilization or manipulation of the price of any security to facilitate the sale or resale of the Shares.

            (b) Each Selling Stockholder severally and not jointly covenants and agrees with each Underwriter:

                  (i) To deliver to the Representatives prior to the Closing Date, a properly completed and executed United States Treasury Department Form W-8 (if the Selling Stockholder is a non-United States Person) or Form W-9 (if the Selling Stockholder is a United States Person), which in each case may be replaced by any other applicable form or statement specified by Treasury Department regulations in lieu thereof;

                  (ii) To notify promptly the Company and the Representatives if, at any time prior to the date on which the distribution of the Shares as contemplated herein and in the Prospectus has been completed, as determined by the Representatives, such Selling Stockholder has knowledge of the occurrence of any event as a result of which the Prospectus or the Registration Statement, in each case as then amended or supplemented, would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                  (iii) To cooperate to the extent necessary to cause the Registration Statement or any post-effective amendment thereto to become effective at the earliest possible time and to use reasonable best efforts to do and perform all things to be done and performed under this Agreement by the Selling Stockholders prior to the Closing Date and the Additional Closing Date, if any, and to satisfy all conditions precedent required to be satisfied by the Selling Stockholders to the delivery of the Selling Stockholders' Shares and the Additional Shares pursuant to this Agreement;

                  (iv) To pay or to cause to be paid all transfer taxes, stamp duties and other similar taxes with respect to the Selling Stockholders' Shares and the Additional Shares, if any, to be sold by such Selling Stockholder; and

                  (v) To deliver to the Representatives on or prior to the date of this Agreement a lock-up agreement executed by such Selling Stockholder referenced in Section 7(k) hereof.

      6. Payment of Expenses. Whether or not the transactions contemplated by this Agreement, the Registration Statement and the Prospectus are consummated or this Agreement is terminated, the Company hereby agrees to pay all costs and expenses incident to the performance of the Company's obligations hereunder, including the following: (i) all expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and any and all amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares under the Securities Act and the Offering; (iii) the cost of producing this Agreement and any agreement among Underwriters, blue sky survey, closing documents and other instruments, agreements or documents (including any compilations thereof) in connection with the Offering; (iv) all expenses in connection with the qualification of the Shares for offering and sale under applicable state or foreign securities or blue sky laws as provided in Section 5(a)(v) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with any blue sky survey; (v) the filing fees incident to and the fees and disbursements of counsel for the Underwriters in connection with securing any required review by the NASD of the terms of the Offering; (vi) all fees and expenses in connection with listing the Shares on the NASDAQ; (vii) all travel expenses of the Company's officers and employees and any other expense of the Company incurred in connection with attending or hosting meetings with prospective purchasers of the Shares; and (viii) any stock transfer taxes incurred in connection with this Agreement or the Offering. The Company also will pay or cause to be paid: (x) the cost of preparing stock certificates representing the Shares; (y) the cost and charges of any transfer agent or registrar for the Shares; and (z) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section 6 It is understood, however, that except as provided in this Section, and Sections 8, 9 and 13 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel and stock transfer taxes on resale of any of the Shares by them. Notwithstanding anything to the contrary in this Section 6, in the event that this Agreement is terminated pursuant to Section 7, or subsequent to a Material Adverse Change, the Company will pay all out-of-pocket expenses of the Underwriters (including but not limited to fees and disbursements of counsel to the Underwriters) incurred in connection herewith, and if this Agreement is terminated pursuant to Section 13(b) hereof, then the Company shall pay one-half of all such out-of-pocket expenses.

      The Selling Stockholders will pay all fees and expenses directly related to the offering of the Shares to be sold by them, including (i) the fees and disbursements of their counsel, if any, (ii) the fees of the Custodian and other fees and expenses related to the offering of Shares by the Selling Stockholders, and (iii) any applicable stock transfer or other taxes related to the offering of their Shares. Notwithstanding the foregoing, nothing herein shall affect any agreement that the Company and the Selling Stockholders may make for the sharing or allocation of such costs and expenses.

      7. Conditions of Underwriters' Obligations. The obligations of the Underwriters to purchase and pay for the Firm Shares and the Additional Shares, as provided herein, shall be subject to the accuracy of the representations and warranties of the Company and the Selling Stockholders herein contained, as of the date hereof and as of the Closing Date (for purposes of this Section 7 "Closing Date" shall refer to the Closing Date for the Firm Shares and any Additional Closing Date, if different, for the Additional Shares), to the absence from any certificates, opinions, written statements or letters furnished to the Representatives or to Underwriters' Counsel pursuant to this Section 7 of any misstatement or omission, to the performance by the Company and the Selling Stockholders of their respective obligations hereunder, and to each of the following additional conditions:

            (a) The Registration Statement shall have become effective and all necessary regulatory or stock exchange approvals shall have been received not later than 5:30 P.M., New York time, on the date of this Agreement, or at such later time and date as shall have been consented to in writing by the Representatives; if the Company shall have elected to rely upon Rule 430A or Rule 434 under the Securities Act, the Prospectus shall have been filed with the Commission in a timely fashion in accordance with Section 5(a)(i) hereof and a form of the Prospectus containing information relating to the description of the Shares and the method of distribution and similar matters shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period; and, at or prior to the Closing Date no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof shall have been issued and no proceedings therefor shall have been initiated or threatened by the Commission.

            (b) At the Closing Date, the Representatives shall have received the favorable written opinions of Paul, Hastings, Janofsky & Walker LLP and Woodburn and Wedge, counsel for the Company, dated the Closing Date addressed to the Underwriters substantially in the form attached hereto as Annex I.

            (c) At the Closing Date, the Representatives shall have received the favorable written opinion of Rutan & Tucker LLP, Brown & Streza LLP and Dorsey & Whitney LLP, counsel to the Selling Stockholders, dated the Closing Date, addressed to the Underwriters substantially in the form attached hereto as Annex II.

            (d) All proceedings taken in connection with the sale of the Firm Shares and the Additional Shares as herein contemplated shall be reasonably satisfactory in form and substance to the Representatives and to Underwriters' Counsel, and the Underwriters shall have received from Underwriters' Counsel a favorable written opinion, dated as of the Closing Date, with respect to the issuance and sale of the Shares, the Registration Statement and the Prospectus and such other related matters as the Representatives may reasonably require, and the Company shall have furnished to Underwriters' Counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

            (e) At the Closing Date, the Representatives shall have received a certificate of the Chief Executive Officer and Chief Financial Officer of the Company, dated the Closing Date, in their capacities as such officers on behalf of the Company that, to the best of their knowledge, that (i) the condition set forth in subsection (a) of this Section 7 has been satisfied, (ii) as of the date hereof and as of the Closing Date, the representations and warranties of the Company set forth in Section 1 hereof are accurate, (iii) as of the Closing Date all agreements, conditions and obligations of the Company to be performed or complied with hereunder on or prior thereto have been duly performed or complied with in all material respects, (iv) the Company and the Subsidiaries have not sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding,
(v) no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof has been issued and no proceedings therefor have been initiated or, to the Company's knowledge, threatened by the Commission, and (vi) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus there has not been any Material Adverse Change or any development that has had a Material Adverse Effect, except in each case as disclosed in the Prospectus.

            (f) At the time this Agreement is executed and at the Closing Date, the Representatives shall have received a comfort letter, from J. H. Cohn LLP, independent public accountants for the Company, dated, respectively, as of the date of this Agreement and as of the Closing Date addressed to the Underwriters and in form and substance satisfactory to the Underwriters and Underwriters' Counsel.

            (g) The Representatives shall have received a duly executed lock-up agreement from each person who is a director or executive officer of the Company, and each stockholder listed on Schedule V, in each case substantially in the form attached hereto as Annex III.

            (h) At the Closing Date, the Shares shall have been approved for quotation on the NASDAQ.

            (i) At the Closing Date, the NASD shall have confirmed, to the extent necessary, that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

            (j) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date, prevent the issuance or sale of the Shares; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date, prevent the issuance or sale of the Firm Shares.

            (k) At the Closing Date, the Representatives shall have received a certificate of each Selling Stockholder or an authorized representative of such Selling Stockholder, dated the Closing Date, to the effect that the representations and warranties of the such Selling Stockholder set forth in
Section 2 hereof are accurate and that each such Selling Stockholder has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date.

            (l) On or prior to the Closing Date, the Representatives shall have received a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof) from each Selling Stockholder.

            (m) The Company shall have furnished the Underwriters and Underwriters' Counsel with such other certificates, opinions or other documents as they may have reasonably requested.

      If any of the conditions specified in this Section 7 shall not have been fulfilled when and as required by this Agreement, or if any of the certificates, opinions, written statements or letters furnished to the Representatives or to Underwriters' Counsel pursuant to this Section 7 shall not be reasonably satisfactory in form and substance to the Representatives and to Underwriters' Counsel, all obligations of the Underwriters hereunder may be cancelled by the Representatives at, or at any time prior to, the Closing Date and the obligations of the Underwriters to purchase the Additional Shares may be cancelled by the Representatives at, or at any time prior to, the Additional Closing Date. Notice of such cancellation shall be given to the Company in writing, or by telephone. Any such telephone notice shall be confirmed promptly thereafter in writing.

      8. Indemnification.

            (a) The Company and each Management Selling Stockholder jointly and severally shall indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any and all losses, liabilities, claims, damages and expenses whatsoever as reasonably incurred (including but not limited to attorneys' fees and any and all out-of-pocket expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, provided that the Company and each Management Selling Stockholder shall not be liable for the fees and expenses of more than one law firm, in addition to local counsel), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in (A) the Registration Statement, as originally filed or any amendment thereof, or any related Preliminary Prospectus or the Prospectus, or in any supplement thereto or amendment thereof, or (B) in any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the offering of the Shares, including any road show or investor presentations made to investors by the Company (whether in person or electronically, provided any such electronic copy complies with the applicable rules and regulations of the Commission regarding electronic dissemination of such materials) ("Marketing Materials"), or (ii) the omission or alleged omission to state in the Registration Statement, as originally filed or any amendment thereof, or any related Preliminary Prospectus or the Prospectus, or in any supplement thereto or amendment thereof, or in any Marketing Materials, a material fact required to be stated therein or necessary to make the statements therein (in light of the circumstances under which they were made, in the case of any prospectus) not misleading; provided, however, that none of the Company or the Management Selling Stockholders will be liable in any such case to the extent but only to the extent that any such loss, liability, claim, damage or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, as originally filed or any amendment thereof, or any related Preliminary Prospectus or the Prospectus, or in any supplement thereto or amendment thereof, in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives or by or on behalf of the Non-Management Selling Stockholders specifically for use therein; provided, further, that no Management Selling Stockholder shall be responsible for losses, liabilities, claims, damages or expenses (or actions in respect thereof) for an amount in excess of the proceeds to be received by such Management Selling Stockholder (after deducting the Underwriters' discounts and commissions, but before deducting expenses) from the sale of Shares hereunder. The parties agree that such information provided by or on behalf of any Underwriter through the Representatives consists solely of the material referred to in the last sentence of Section 1(b) hereof. This indemnity agreement will be in addition to any liability which the Company or any Management Selling Stockholder may otherwise have, including but not limited to other liability under this Agreement. The foregoing indemnity agreement with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter who failed to deliver a Prospectus (as then amended or supplemented, provided by the Company to the several Underwriters in accordance with this Agreement) to the person asserting any losses, liabilities, claims, damages and expenses and judgments caused by any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in light of the circumstances under which they were made, in the case of any Prospectus) not misleading, if such material misstatement or omission or alleged material misstatement or omission was cured, as determined by a court of competent jurisdiction in a decision not subject to further appeal, in such Prospectus and such Prospectus was required by law to be delivered at or prior to the written confirmation of sale to such person. For the purposes of this Agreement, the term "Management Selling Stockholder" means the executive officers of the Company and the entities controlled by such executive officers, in each case as listed on Schedule IV hereto.

            (b) Each Non-Management Selling Stockholder, severally and not jointly, shall indemnify and hold harmless the Company, each of its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, against any and all losses, liabilities, claims, damages and expenses whatsoever as reasonably incurred (including but not limited to reasonable attorneys' fees and any and all out-of-pocket expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, provided, that no Non-Management Selling Stockholder shall be liable for fees and expenses of more than one law firm, in addition to local counsel), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact of the Non-Management Selling Stockholder Information of such Non-Management Selling Stockholder contained in the Registration Statement for the registration of the Shares, as originally filed or any amendment thereof, or any related Preliminary Prospectus or the Prospectus, or in any supplement thereto or amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact of Non-Management Selling Stockholder Information of such Non-Management Selling Stockholder required to be stated therein or necessary to make the statements therein (in light of the circumstances under which they were made, in the case of any Prospectus) not misleading; provided, however, that no Non-Management Selling Stockholder shall be responsible for losses, liabilities, claims, damages or expenses (or actions in respect thereof) arising out of or based upon any untrue statement or alleged untrue statement of a material fact other than the Non-Management Selling Stockholder Information of such Non-Management Selling Stockholder; provided, further, that no Non-Management Selling Stockholder shall be responsible for losses, liabilities, claims, damages or expenses (or actions in respect thereof) for an amount in excess of the proceeds to be received by such Non-Management Selling Stockholder (after deducting the Underwriters' discounts and commissions, but before deducting expenses) from the sale of Shares hereunder; provided, further, the Non-Management Selling Stockholders will not be liable in any such case to the extent but only to the extent that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives expressly for use therein (as described in the last sentence of Section 1(b) hereof). This indemnity will be in addition to any liability that any Non-Management Selling Stockholder may otherwise have, including but not limited to other liability under this Agreement.

            (c) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, each Selling Stockholder, each of the directors of the Company, each of the officers of the Company who shall have signed the Registration Statement, and each other person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, liabilities, claims, damages and expenses whatsoever as reasonably incurred (including but not limited to attorneys' fees and any and all out-of-pocket expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, provided, that no Underwriter shall be liable for fees and expenses of more than one law firm, in addition to local counsel), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as originally filed or any amendment thereof, or any related Preliminary Prospectus or the Prospectus, or in any supplement thereto or amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in light of the circumstances under which they were made, in the case of any Prospectus) not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for use therein; provided, however, that in no case shall any Underwriter be liable or responsible for any amount in excess of the underwriting discount applicable to the Shares to be purchased by such Underwriter hereunder. The parties agree that such information provided by or on behalf of any Underwriter through the Representatives consists solely of the material referred to in the last sentence of Section 1(b) hereof. This indemnity will be in addition to any liability which any Underwriter may otherwise have, including but not limited to other liability under this Agreement.

            (d) Promptly after receipt by an indemnified party under subsection
(a), (b) or (c) above of notice of any claims or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the claim or the commencement thereof (but the failure so to notify an indemnifying party shall not relieve the indemnifying party from any liability which it may have under this Section 8 to the extent that it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability that such indemnifying party may have otherwise than on account of the indemnity agreement hereunder). In case any such claim or action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate, at its own expense in the defense of such action, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, that counsel to the indemnifying party shall not (except with the written consent of the indemnified party) also be counsel to the indemnified party; and after notice from the indemnifying party is given to such indemnified party of its election to so assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action, (iii) the indemnifying party does not diligently defend the action after assumption of the defense, or (iv) such indemnified party or parties shall have been advised by counsel that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties, and in the reasonable judgment of such counsel it is advisable for such indemnified party to engage separate counsel (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying parties; it being understood, however, that the indemnifying parties shall not, in connection with any one such action or separate but substantially similar or related actions arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such indemnified parties (in addition to any local counsel) and indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent. No indemnifying party shall, without the prior written consent of the indemnified parties, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened claim, investigation, action or proceeding in respect of which indemnity or contribution may be or could have been sought by an indemnified party under this
Section 8 or Section 9 hereof (whether or not the indemnified party is an actual or potential party thereto), unless (x) such settlement, compromise or judgment
(i) includes an unconditional release of the indemnified party from all liability arising out of such claim, investigation, action or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or any failure to act, by or on behalf of the indemnified party, and (y) the indemnifying party confirms in writing its indemnification obligations hereunder with respect to such settlement, compromise or judgment.

      9. Contribution. In order to provide for contribution in circumstances in which the indemnification provided for in Section 8 hereof is for any reason held to be unavailable from any indemnifying party or is insufficient to hold harmless a party indemnified thereunder, the Company and the Selling Stockholders, on the one hand, and the Underwriters, on the other hand, shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Company and any Selling Stockholder, any contribution received by the Company and any Selling Stockholder from persons, other than the Underwriters, who may also be liable for contribution, including persons who control the Company or any Selling Stockholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, officers of the Company who signed the Registration Statement and directors of the Company) as reasonably incurred to which the Company, and any Selling Stockholder and one or more of the Underwriters may be subject, in such proportions as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders, on the one hand, and the Underwriters, on the other hand, from the Offering or, if such allocation is not permitted by applicable law, in such proportions as are appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company and the Selling Stockholders, on the one hand, and the Underwriters, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders, on the one hand, and the Underwriters, on the other hand, shall be deemed to be in the same proportion as (x) the total proceeds from the Offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and the Selling Stockholders bears to (y) the underwriting discount or commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of each of the Company and the Selling Stockholders, on the one hand, and of the Underwriters, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Selling Stockholders, on the one hand, or the Underwriters, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 9 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any judicial, regulatory or other legal or governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission. Notwithstanding the provisions of this Section 9, (i) no Underwriter shall be required to contribute any amount in excess of the amount by which the discounts and commissions applicable to the Shares underwritten by it and distributed to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 9, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company and any Selling Stockholder, as applicable, subject in each case to clauses (i) and (ii) of the immediately preceding sentence. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties, notify each party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 9 or otherwise to the extent that it is not materially prejudiced as a result thereof. The obligations of the Company and the Selling Stockholders to contribute pursuant to this Section 9 are several, and not joint.. The obligations of the Underwriters to contribute pursuant to this Section 9 are several in proportion to the respective number of Shares to be purchased by each of the Underwriters hereunder and not joint.

      10. Underwriter Default.

            (a) If any Underwriter or Underwriters shall default in its or their obligation to purchase Firm Shares or Additional Shares hereunder, and if the Firm Shares or Additional Shares with respect to which such default relates (the "Default Shares") do not (after giving effect to arrangements, if any, made by the Representatives pursuant to subsection (b) below) exceed in the aggregate 10% of the number of Firm Shares or Additional Shares, each non-defaulting Underwriter, acting severally and not jointly, agrees to purchase from the Company that number of Default Shares that bears the same proportion of the total number of Default Shares then being purchased as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto bears to the aggregate number of Firm Shares set forth opposite the names of the non-defaulting Underwriters, subject, however, to such adjustments to eliminate fractional shares as the Representatives in their sole discretion shall make.

            (b) In the event that the aggregate number of Default Shares exceeds 10% of the number of Firm Shares or Additional Shares, as the case may be, the Representatives may in their discretion arrange for the Representatives, or any of them, or for another party or parties (including any non-defaulting Underwriter or Underwriters who so agree) to purchase the Default Shares on the terms contained herein. In the event that within five calendar days after such a default the Representatives do not arrange for the purchase of the Default Shares as provided in this Section 10, this Agreement or, in the case of a default with respect to the Additional Shares, the obligations of the Underwriters to purchase and of the Company to sell the Additional Shares shall thereupon terminate, without liability on the part of the Company or the Selling Stockholders with respect thereto (except in each case as provided in Sections 6, 8, 9, 12 and 13) or the Underwriters, but nothing in this Agreement shall relieve a defaulting Underwriter or Underwriters of its or their liability, if any, to the other Underwriters, the Company and the Selling Stockholders for damages occasioned by its or their default hereunder.

            (c) In the event that any Default Shares are to be purchased by the non-defaulting Underwriters, or are to be purchased by another party or parties as aforesaid, the Representatives or the Company shall have the right to postpone the Closing Date or Additional Closing Date, as the case may be for a period, not exceeding five business days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus or in any other documents and arrangements, and the Company agrees to file promptly any amendment or supplement to the Registration Statement or the Prospectus which, in the reasonable opinion of Underwriters' Counsel and the Company's counsel, may thereby be made necessary or advisable. The term "Underwriter" as used in this Agreement shall include any party substituted under this Section 10 with like effect as if it had originally been a party to this Agreement with respect to such Firm Shares and Additional Shares.

      11. Selling Stockholder Default.

            (a) If any Selling Stockholder or Selling Stockholders shall default in its or their obligation to sell and deliver any Shares hereunder, then the non-defaulting Selling Stockholders and any of them may elect to sell to the Underwriters some or all of the Shares to be sold by the defaulting Selling Stockholder or Selling Stockholders (or in the Representatives' discretion, to permit the Company to sell such Shares). In the event the non-defaulting Selling Stockholders do not elect to sell such Shares or, if the Representatives shall have so consented, the Company does not elect to sell such Shares to the Underwriters within five business days, the Representatives may, by notice to the Company, terminate this Agreement without any liability on the part of any non-defaulting party except that the provisions of Sections 1, 2, 6, 8, 9, 12 and 13 hereof shall remain in full force and effect. No action taken pursuant to this Section 11 shall relieve any Selling Stockholder so defaulting from liability, if any, in respect of such default.

            (b) In the event that such default occurs and the Selling Stockholders elect or, if the Representatives shall have so consented, the Company arranges to sell such Shares to the Underwriters or the Company and Underwriters otherwise agree to proceed with the Offering, then the Underwriters may, at the option of the Representatives, or the Company shall have the right, in each case by notice to the other, to postpone the Closing Date or Additional Closing Date, as the case may be, for a period not exceeding five business days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus or in any other documents and arrangements, and the Company agrees to file promptly any amendment or supplement to the Registration Statement or the Prospectus which, in the reasonable opinion of Underwriters' Counsel and the Company's Counsel, may thereby be made necessary or advisable; and in no event shall the Company be obligated to increase the number of Shares it is required to sell hereunder.

      12. Survival of Representations and Agreements. All representations and warranties, covenants and agreements of the Underwriters, the Company and the Selling Stockholders, contained in this Agreement or in certificates of officers of the Company or any Subsidiary or of the Selling Stockholders submitted pursuant hereto, including the agreements contained in Section 6, the indemnity agreements contained in Section 8 and the contribution agreements contained in
Section 9, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling person thereof or by or on behalf of the Company or any Selling Stockholder, any of their officers and directors or any controlling person thereof, and shall survive delivery of and payment for the Shares to and by the Underwriters.

      13. Effective Date of Agreement; Termination.

            (a) This Agreement shall become effective upon the later of (i) receipt by the Representatives, and the Company of notification of the effectiveness of the Registration Statement or (ii) the execution of this Agreement. If either the public offering price or the purchase price per Share has not been agreed upon prior to 5:00 p.m., New York City time, on the fifth full business day after the Registration Statement shall have become effective, this Agreement shall thereupon terminate without liability to the Company, the Selling Stockholders or the Underwriters except as herein expressly provided. Notwithstanding any termination of this Agreement, the provisions of this
Section 13 and of Sections 1, 2, 6, 8, 9 and 12 and 14 through 19, inclusive, shall remain in full force and effect at all times after the execution hereof.

            (b) The Representatives shall have the right to terminate this Agreement at any time prior to the Closing Date or to terminate the obligations of the Underwriters to purchase the Additional Shares at any time prior to the Additional Closing Date, as the case may be, if (i) any domestic or international event or act or occurrence has materially disrupted, or in the opinion of the Representatives will in the immediate future materially disrupt, the market for the Company's securities or securities in general; or (ii) trading on The New York Stock Exchange (the "NYSE") or The Nasdaq National Market (the "NASDAQ") shall have been suspended or been made subject to material limitations, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the NYSE or the NASDAQ or by order of the Commission or any other governmental authority having jurisdiction; or (iii) a banking moratorium has been declared by any state or federal authority or if any material disruption in commercial banking or securities settlement or clearance services shall have occurred; or (iv) (A) there shall have occurred any outbreak or escalation of hostilities or acts of terrorism involving the United States or there is a declaration of a national emergency or war by the United States or (B) there shall have been any other calamity or crisis or any change in political, financial or economic conditions if the effect of any such event in (A) or (B), in the judgment of the Representatives, makes it impracticable or inadvisable to proceed with the offering, sale and delivery of the Firm Shares or the Additional Shares, as the case may be, on the terms and in the manner contemplated by the Prospectus.

            (c) Any notice of termination pursuant to this Section 13 shall be in writing.

            (d) If this Agreement shall be terminated pursuant to any of the provisions hereof (other than pursuant to (i) notification by the Representatives as provided in Section 11(a) hereof or (ii) Section 10(b) hereof), or if the sale of the Shares provided for herein is not consummated because any condition to the obligations of the Underwriters set forth herein is not satisfied or because of any refusal, inability or failure on the part of the Company and the Selling Stockholders to perform any agreement herein or comply with any provision hereof, the Company will, subject to demand by the Representatives, reimburse the Underwriters for all out-of-pocket expenses (including the reasonable fees and expenses of their counsel), incurred by the Underwriters in connection herewith, provided, however, that if this Agreement shall be terminated pursuant to Section 13(b) hereof, then the Company will, subject to demand by the Representatives, reimburse the Underwriters for one-half of all such out-of-pocket expenses.

      14. Notices. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing, and:

            (a) if sent to any Underwriter, shall be mailed, delivered, or faxed and confirmed in writing, to such Underwriter c/o Bear, Stearns & Co. Inc., 383 Madison Avenue, New York, New York 10179, Attention: Stephen Parish, Senior Managing Director, Equity Capital Markets, with a copy to Underwriter's Counsel at Pillsbury Winthrop Shaw Pittman LLP, 50 Fremont Street, San Francisco, California 94105, Attention: Rodney R. Peck, Esq.;

            (b) if sent to the Company, shall be mailed, delivered, or faxed and confirmed in writing to the Company and its counsel at the addresses set forth in the Registration Statement, Attention: General Counsel;

            (c) if sent to the Selling Stockholders, shall be mailed, delivered, or faxed and confirmed in writing to the Custodian c/o Rutan & Tucker, LLP, 611 Anton Boulevard, 14th Floor, Costa Mesa, California 92629, Attention: George J. Wall, Esq.;

provided, however, that any notice to an Underwriter pursuant to Section 8 shall be delivered or sent by mail or facsimile transmission to such Underwriter at its address set forth in its acceptance facsimile to Bear Stearns, which address will be supplied to any other party hereto by Bear Stearns upon request. Any such notices and other communications shall take effect at the time of receipt thereof.

      15. Parties. This Agreement shall inure solely to the benefit of, and shall be binding upon, the Underwriters, the Company and the Selling Stockholders and the controlling persons, directors, officers, employees and agents referred to in Sections 8 and 9 hereof, and their respective successors and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties hereto and said controlling persons and their respective successors, officers, directors, heirs and legal representatives, and it is not for the benefit of any other person, firm or corporation. The term "successors and assigns" shall not include a purchaser, in its capacity as such, of Shares from any of the Underwriters.

      16. Governing Law and Jurisdiction; Waiver of Jury Trial. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. The Company and each Selling Stockholder irrevocably (a) submits to the jurisdiction of any court of the State of New York or the United State District Court for the Southern District of the State of New York for the purpose of any suit, action, or other proceeding arising out of this Agreement, or any of the agreements or transactions contemplated by this Agreement, the Registration Statement and the Prospectus (each, a "Proceeding"), (b) agrees that all claims in respect of any Proceeding may be heard and determined in any such court, (c) waives, to the fullest extent permitted by law, any immunity from jurisdiction of any such court or from any legal process therein, (d) agrees not to commence any Proceeding other than in such courts, and (e) waives, to the fullest extent permitted by law, any claim that such Proceeding is brought in an inconvenient forum. EACH OF THE COMPANY (ON BEHALF OF ITSELF AND, TO THE FULLEST EXTENT PERMITTED BY LAW, ON BEHALF OF ITS RESPECTIVE EQUITY HOLDERS AND CREDITORS) AND THE SELLING STOCKHOLDERS HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED UPON, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, THE REGISTRATION STATEMENT AND THE PROSPECTUS.

      17. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. Delivery of a signed counterpart of this Agreement by facsimile transmission shall constitute valid and sufficient delivery thereof.

      18. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

      19. Time is of the Essence. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

                            [signature page follows]

      If the foregoing correctly sets forth your understanding, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.

                                        Very truly yours,

                                        OUTDOOR CHANNEL HOLDINGS, INC.

                                        By: /s/ William A. Owen
                                           -------------------------------------
                                            Name: William A. Owen
                                            Title: Chief Financial Officer

                                        SELLING STOCKHOLDER

                                        Perry T. Massie
                                        ----------------------------------------
                                        (Print Name of Selling Stockholder)

                                        /s/ Perry T. Massie
                                        ----------------------------------------
                                        (Signature)

                                        ----------------------------------------
                                        (Print Name of Signatory if Selling
                                        Stockholder is an Entity)

                                        ----------------------------------------
                                        (Print Title of Signatory if Selling
                                        Stockholder is an Entity)

                                        SELLING STOCKHOLDER

                                        Thomas H. Massie
                                        ----------------------------------------
                                        (Print Name of Selling Stockholder)

                                        /s/ Thomas H. Massie
                                        ----------------------------------------
                                        (Signature)

                                        ----------------------------------------
                                        (Print Name of Signatory if Selling
                                        Stockholder is an Entity)

                                        ----------------------------------------
                                        (Print Title of Signatory if Selling
                                        Stockholder is an Entity)

                                        SELLING STOCKHOLDER

                                        Musk Ox Investment, LP
                                        ----------------------------------------
                                        (Print Name of Selling Stockholder)

                                        /s/ Perry T. Massie
                                        ----------------------------------------
                                        (Signature)

                                        Perry T. Massie
                                        ----------------------------------------
                                        (Print Name of Signatory if Selling
                                        Stockholder is an Entity)

                                        Partner
                                        ----------------------------------------
                                        (Print Title of Signatory if Selling
                                        Stockholder is an Entity)

                                        SELLING STOCKHOLDER

                                        Musk Ox Investment, LP
                                        ----------------------------------------
                                        (Print Name of Selling Stockholder)

                                        /s/ Thomas H. Massie
                                        ----------------------------------------
                                        (Signature)

                                        Thomas H. Massie
                                        ----------------------------------------
                                        (Print Name of Signatory if Selling
                                        Stockholder is an Entity)

                                        Partner
                                        ----------------------------------------
                                        (Print Title of Signatory if Selling
                                        Stockholder is an Entity)

                                        SELLING STOCKHOLDER

                                        Elizabeth Jean Sanderson-Burke
                                        Charitable Remainder Unitrust
                                        ----------------------------------------
                                        (Print Name of Selling Stockholder)

                                        /s/ Elizabeth Sanderson
                                        ----------------------------------------
                                        (Signature)

                                        Elizabeth Sanderson
                                        ----------------------------------------
                                        (Print Name of Signatory if Selling
                                        Stockholder is an Entity)

                                        Trustee
                                        ----------------------------------------
                                        (Print Title of Signatory if Selling
                                        Stockholder is an Entity)

                                        SELLING STOCKHOLDER

                                        The Joseph M. & Phyllis T. Burke
                                        Irrevocable Children's Trust UA-DTD-
                                        November 16, 1992
                                        ----------------------------------------
                                        (Print Name of Selling Stockholder)

                                        /s/ Elizabeth Sanderson
                                        ----------------------------------------
                                        (Signature)

                                        Elizabeth Sanderson
                                        ----------------------------------------
                                        (Print Name of Signatory if Selling
                                        Stockholder is an Entity)

                                        Trustee
                                        ----------------------------------------
                                        (Print Title of Signatory if Selling
                                        Stockholder is an Entity)

                                        SELLING STOCKHOLDER

                                        Elizabeth Sanderson
                                        ----------------------------------------
                                        (Print Name of Selling Stockholder)

                                        /s/ Elizabeth Sanderson
                                        ----------------------------------------
                                        (Signature)

                                        ----------------------------------------
                                        (Print Name of Signatory if Selling
                                        Stockholder is an Entity)

                                        ----------------------------------------
                                        (Print Title of Signatory if Selling
                                        Stockholder is an Entity)

                                        SELLING STOCKHOLDER

                                        Elizabeth Sanderson 2004 Irrevocable
                                        Trust
                                        ----------------------------------------
                                        (Print Name of Selling Stockholder)

                                        /s/ Reginald I. Tilley III
                                        ----------------------------------------
                                        (Signature)

                                        Reginald I. Tilley III
                                        ----------------------------------------
                                        (Print Name of Signatory if Selling
                                        Stockholder is an Entity)

                                        Trustee
                                        ----------------------------------------
                                        (Print Title of Signatory if Selling
                                        Stockholder is an Entity)

                                        SELLING STOCKHOLDER

                                        Multi-Generational Trust of
                                        Elizabeth Sanderson-Burke
                                        dated July 3, 2001
                                        ----------------------------------------
                                        (Print Name of Selling Stockholder)

                                        /s/ William F. White
                                        ----------------------------------------
                                        (Signature)

                                        William F. White
                                        ----------------------------------------
                                        (Print Name of Signatory if Selling
                                        Stockholder is an Entity)

                                        Trustee
                                        ----------------------------------------
                                        (Print Title of Signatory if Selling
                                        Stockholder is an Entity)

                                        SELLING STOCKHOLDER

                                        Andrew J. Dale
                                        ----------------------------------------
                                        (Print Name of Selling Stockholder)

                                        /s/ Andrew J. Dale
                                        ----------------------------------------
                                        (Signature)

                                        ----------------------------------------
                                        (Print Name of Signatory if Selling
                                        Stockholder is an Entity)

                                        ----------------------------------------
                                        (Print Title of Signatory if Selling
                                        Stockholder is an Entity)

                                        SELLING STOCKHOLDER

                                        Jacob J. Hartwick
                                        ----------------------------------------
                                        (Print Name of Selling Stockholder)

                                        /s/ Jacob J. Hartwick
                                        ----------------------------------------
                                        (Signature)

                                        ----------------------------------------
                                        (Print Name of Signatory if Selling
                                        Stockholder is an Entity)

                                        ----------------------------------------
                                        (Print Title of Signatory if Selling
                                        Stockholder is an Entity)

                                        SELLING STOCKHOLDER

                                        Mark C. Corcoran
                                        ----------------------------------------
                                        (Print Name of Selling Stockholder)

                                        /s/ Mark C. Corcoran
                                        ----------------------------------------
                                        (Signature)

                                        ----------------------------------------
                                        (Print Name of Signatory if Selling
                                        Stockholder is an Entity)

                                        ----------------------------------------
                                        (Print Title of Signatory if Selling
                                        Stockholder is an Entity)

                                        SELLING STOCKHOLDER

                                        Jerry Berglund
                                        ----------------------------------------
                                        (Print Name of Selling Stockholder)

                                        /s/ Jerry Berglund
                                        ----------------------------------------
                                        (Signature)

                                        ----------------------------------------
                                        (Print Name of Signatory if Selling
                                        Stockholder is an Entity)

                                        ----------------------------------------
                                        (Print Title of Signatory if Selling
                                        Stockholder is an Entity)

                                        SELLING STOCKHOLDER

                                        Ray V. Miller
                                        ----------------------------------------
                                        (Print Name of Selling Stockholder)

                                        /s/ Ray V. Miller
                                        ----------------------------------------
                                        (Signature)

                                        ----------------------------------------
                                        (Print Name of Signatory if Selling
                                        Stockholder is an Entity)

                                        ----------------------------------------
                                        (Print Title of Signatory if Selling
                                        Stockholder is an Entity)

Accepted as of the date first above written

BEAR, STEARNS & CO. INC.
A.G. EDWARDS & SONS, INC.
JEFFERIES & COMPANY, INC.

By: /s/ Stephen Parish
   -------------------------------------
    Name: Stephen Parish
    Title: Senior Managing Director

On behalf of themselves and the other Underwriters named in Schedule I hereto.

                                   SCHEDULE I

                                                          Number of Additional
                                                          Shares to be Purchased
                                 Total Number of Firm     if Option is Fully
Underwriter                      Shares to be Purchased   Exercised
-----------                      ----------------------   ---------
Bear, Stearns & Co. Inc.         3,180,000                477,000
A.G. Edwards & Sons, Inc.        1,060,000                159,000
Jefferies & Company, Inc.        1,060,000                159,000

                Total.....       5,300,000                795,000
                                 =========                =======

                                   SCHEDULE II


                                                           Number of Additional
                                                           Shares to be Sold if
                                    Number of Firm Shares  Option is Fully
Selling Stockholder                 to be Sold             Exercised
-------------------                 ----------             ---------
Jerry R. Berglund ................        157,501                 91,133
Mark C. Corcoran .................          9,845                 11,392
Andrew J. Dale ...................        118,126                 45,566
Jacob J. Hartwick ................         63,000                     --
Perry T. Massie ..................        484,591                  2,909
Thomas H. Massie .................        484,591                  2,909
Ray V. Miller ....................        236,251                182,265
Elizabeth Sanderson ..............        144,526                105,791
Musk Ox Investments, LP. .........             --                353,035
Michael T. Burke and Elizabeth J.
Burke, as trustees of The Joseph
M. and Phyllis T. Burke
Irrevocable Children's Trust u/a
dated November 9, 1992 ...........          8,787                     --
Elizabeth Jean Sanderson-Burke, as
trustee of the Elizabeth Jean
Sanderson-Burke Charitable
Remainder Unitrust u/a dated
November 6, 1996 .................         20,000                     --
William F. White, as trustee of
the Multigenerational Trust of
Elizabeth Sanderson-Burke u/a
dated July 3, 2001 ...............         59,505                     --
Reginald Tilley III, as trustee of
the Elizabeth Sanderson 2004
Irrevocable Trust u/a dated May 4,
2004 .............................         13,277                     --

                       Total .....      1,800,000                795,000
                                        =========                =======

                                  SCHEDULE III


                       NON-MANAGEMENT SELLING STOCKHOLDERS


Jerry R. Berglund

Mark C. Corcoran

Jacob J. Hartwick

Ray Miller

Michael T. Burke and Elizabeth J. Burke, as trustees of The Joseph M. and Phyllis T. Burke Irrevocable Children's Trust u/a dated November 9, 1992

Elizabeth Jean Sanderson-Burke, as trustee of the Elizabeth Jean Sanderson-Burke Charitable Remainder Unitrust u/a dated November 6, 1996

William F. White, as trustee of the Multigenerational Trust of Elizabeth Sanderson-Burke u/a dated July 3, 2001

Reginald Tilley III, as trustee of the Elizabeth Sanderson 2004 Irrevocable Trust u/a dated May 4, 2004

Elizabeth J. Sanderson

                                   SCHEDULE IV

                         MANAGEMENT SELLING STOCKHOLDERS



Andrew J. Dale

Perry T. Massie

Thomas H. Massie

Musk Ox Investments, LP

                                   SCHEDULE V

                         STOCKHOLDERS SUBJECT TO LOCKUP

Andrew J. Dale

Perry T. Massie

Elizabeth J. Sanderson

Perry Thomas Massie and Sandra Lynn Massie, as co-trustees of the Declaration of Trust U/A DTD October 14, 1997

Thomas H. Massie

Musk Ox Investments, LP

Jerry R. Berglund

Mark C. Corcoran

Jacob J. Hartwick

Ray V. Miller

Michael T. Burke and Elizabeth J. Burke, as trustees of The Joseph M. and Phyllis T. Burke Irrevocable Children's Trust u/a dated November 9, 1992

Elizabeth Jean Sanderson-Burke, as trustee of the Elizabeth Jean Sanderson-Burke Charitable Remainder Unitrust u/a dated November 6, 1996

William F. White, as trustee of the Multigenerational Trust of Elizabeth Sanderson-Burke u/a dated July 3, 2001

Reginald Tilley III, as trustee of the Elizabeth Sanderson 2004 Irrevocable Trust u/a dated May 4, 2004

William A. Owen

David C. Merritt

T. Bahnson Stanley

Thomas E. Hornish

Richard K. Dickson II

                                    EXHIBIT A

                                  Subsidiaries

The Outdoor Channel, Inc.

Gold Prospector's Association of America, Inc.

Gold Prospector's Association of America, LLC

LDMA-AU, Inc.

43455 BPD, LLC

                                    EXHIBIT B

                                Custody Agreement

                                CUSTODY AGREEMENT
                                     FOR THE
                             SALE OF COMMON STOCK OF
                         OUTDOOR CHANNEL HOLDINGS, INC.

Computershare Trust Company, Inc.
350 Indiana Street, Suite 800
Golden, CO 80401
Attention:  Jo Peterson

Ladies and Gentlemen:

            This Custody Agreement (the "Agreement") is executed by the undersigned stockholder (the "Selling Stockholder"), in connection with and in furtherance of a proposed public offering (the "Public Offering") of common stock, $0.001 par value per share (the "Common Stock"), of Outdoor Channel Holdings, Inc., a company incorporated under the laws of the State of Delaware (the "Company"), pursuant to which the Selling Stockholder proposes to sell up to shares of Common Stock (collectively, the "Selling Stockholder Shares") and, if the over-allotment option is exercised by the Underwriters pursuant to the Underwriting Agreement (each as defined below), up to additional shares of Common Stock (together with the Selling Stockholder Shares, the "Shares"). The Shares are to be sold in the Public Offering to a group of underwriters (the "Underwriters") represented by Bear, Stearns & Co. Inc., A.G. Edwards & Sons, Inc. and Jefferies & Company, Inc. (together, the "Representatives"), pursuant to an underwriting agreement to be entered into by and among the Company, the Representatives on behalf of the Underwriters, the Selling Stockholder and the other selling stockholders named therein (the "Underwriting Agreement"), at a price and on terms to be set forth in the Underwriting Agreement. In connection with the Public Offering, Computershare Trust Company, Inc. has been appointed as the Transfer Agent (the "Transfer Agent") for the Common Stock. Capitalized terms used, but not otherwise defined herein, shall have the respective meanings ascribed to them in the Underwriting Agreement.

            In connection with and to facilitate the sale of the Shares to the Underwriters, the undersigned hereby appoints the Transfer Agent as custodian (the "Custodian") and herewith deposits or will cause to be deposited with the Custodian any of the Shares in book entry or electronic form ("Uncertificated Shares"), any certificates representing any of the Shares (the "Certificates") and one or more irrevocable option exercise notices relating to the Shares subject to options ("Exercise Notices"), which such Uncertificated Shares, Certificates and Exercise Notices together represent not less than the total number of Shares that may be sold by the undersigned to the Underwriters in the Public Offering, which number is set forth on Schedule I hereto (which such Schedule I is to be completed and delivered to the Custodian with this Agreement). The Selling Stockholder shall cause to be deposited with the Custodian one or more duly executed stock power or powers in blank, bearing the signature of the undersigned guaranteed by an eligible guarantor institution with membership in an approved signature guarantee medallion program, pursuant to S.E.C. Rule 17Ad-15 or by a designated officer of the Company, which such stock power or powers cover all of the Shares that may be sold by the undersigned to the Underwriters in the Public Offering (the "Stock Powers"). For purposes of this Agreement, the Uncertificated Shares, the Certificates, the Exercise Notices and the Stock Powers shall be referred to herein collectively as the "Instruments." The Custodian is hereby authorized, in its capacity as custodian, to take delivery of the Instruments. The Custodian is hereby authorized and directed, subject to the instructions of the Attorneys-in-Fact (as defined below), (a) to hold in custody the Instruments deposited herewith, (b) to deliver or to authorize the Transfer Agent to deliver the Shares (including without limitation any Certificates or replacement certificates for the Shares) deposited hereunder to or at the direction of the Attorneys-in-Fact in accordance with the terms of the Underwriting Agreement, (c) to return or cause the Transfer Agent to return to the undersigned new certificate(s) for shares of Common Stock (or such other appropriate evidence of ownership of such shares of Common Stock if such shares are in book entry or electronic form with respect to any Shares deposited hereunder that are not sold pursuant to the Underwriting Agreement), and (d) to deliver to the Company the Exercise Notices.

            The Custodian's acceptance hereof by the execution of this Agreement shall constitute an acknowledgement by the Custodian of the receipt of the Instruments herein referred to, shall constitute an acceptance by the Custodian of the authorization herein conferred and shall evidence the Custodian's agreement to carry out and perform this Agreement in accordance with the provisions hereof. The Custodian shall be protected in acting upon any certificate, notice or other instrument in writing received by the Custodian hereunder or under the Underwriting Agreement that in good faith the Custodian shall believe to be genuine and to have been filed or presented by a proper person or persons, not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and accuracy of any information therein contained.

            Concurrently with the execution of this Agreement, the Selling Stockholder has executed and delivered a Power of Attorney (a "Power of Attorney") irrevocably appointing George Wall, Tom Brockington and Cristy Parker, or any of them acting singly or together, as attorney-in-fact (said persons being referred to herein collectively as the "Attorneys-in-Fact," or any of them acting singly as the "Attorney-in-Fact") to act for the Selling Stockholder in connection with the sale by the Selling Stockholder of the Shares pursuant to the Underwriting Agreement.

            In order to secure the performance of the Underwriting Agreement and the sale thereunder of the Shares, the Selling Stockholder agrees with the Custodian as follows:

            1. The Selling Stockholder hereby appoints the Custodian to act as the Selling Stockholder's agent as provided herein and the Custodian hereby accepts such appointment. The Custodian shall act in accordance with the instructions set forth in this Agreement and any further instructions given to it by written instrument signed by the Selling Stockholder acting through the Attorneys-in-Fact.

            2. The Selling Stockholder agrees that all Shares represented by the Instruments deposited hereunder are subject to the interest of the Underwriters and the Company for the purpose of completing the transactions contemplated by the Underwriting Agreement and the interests of the Attorneys-in-Fact (in their capacities as such) under the Power of Attorney; the powers and authority hereby granted are irrevocable and shall not be withdrawn or terminated by any act of the Selling Stockholder, or by operation of law, whether by the merger, termination, liquidation, winding up, sale of equity, distribution of assets, dissolution, death or incapacity of the Selling Stockholder, or by the occurrence of any other event (including, without limitation, the bankruptcy or insolvency of the Selling Stockholder or the termination of any trust or estate for which the Selling Stockholder is acting as a fiduciary or the death or incapacity of one or more trustees, guardians, executors or administrators under such trust or estate) (any of the foregoing being hereinafter referred to as an "Event"). If an Event shall occur before the completion of the transactions contemplated by the Underwriting Agreement and this Agreement, the Custodian is nevertheless authorized and directed to deal with the Instruments deposited hereunder or the shares (including any certificates or other appropriate evidence of the ownership of such shares if such shares are in book entry or electronic form) issued in exchange therefor and to do all things herein provided for in accordance with the terms and conditions hereof as if the Event had not occurred regardless of whether or not the Custodian shall have received notice thereof. This Agreement shall be binding upon the heirs, legal representatives, distributees, successors and assigns of the Selling Stockholder.

            3. Until the first to occur of (i) the Additional Closing Date (as defined in the Underwriting Agreement) with respect to Shares sold by the Selling Stockholder, or (ii) the termination of this Agreement pursuant to paragraph 5 below, the Custodian shall hold the Instruments and any other written instrument(s) of transfer in safekeeping.

            4. If the Custodian has received written instructions from the Company to do so, immediately prior to the Closing Date and any Additional Closing Date, if any, the Custodian is authorized to cause the options to which the applicable Shares are subject to be exercised pursuant to the Exercise Notices and in accordance with the terms of such option. For purposes of this Agreement, the Shares underlying such options shall be referred to herein as the "Option Shares." Upon each of the Closing Date and any Additional Closing Date, if any, the Custodian is authorized and directed, upon the instructions of the Attorney-in-Fact, to cause the number of the Shares to be sold, to be transferred on the books of the Company, and to issue certificates, free of any restrictive legend, representing such Shares or electronically transfer such Shares, free of any restrictive legend, to the Underwriters in the name of such person or persons, in such denominations and at such time as the Underwriters shall direct, and the Custodian shall, or shall cause the Transfer Agent to, deliver, upon the instructions of the Attorney-in-Fact, such shares (whether in certificate, book entry or electronic form) on such date to the Underwriters for the accounts of the Underwriters; provided that such delivery shall be against payment to the Custodian of the aggregate purchase price to be paid by the Underwriters to the order of the Selling Stockholder in the amount and the manner specified in the Underwriting Agreement less the amount of the aggregate exercise price of the Option Shares and any withholding taxes to be remitted to the Company (the "Net Purchase Price").

            5. Notwithstanding any other provision of this Agreement to the contrary, this Agreement shall terminate immediately upon (i) the termination of the Underwriting

Agreement, with respect to the Selling Stockholder in accordance with the provisions thereof, (ii) the failure to consummate the sale of any of the Shares to the Underwriters within 30 days following the date on which the Underwriting Agreement is executed or (iii) the failure of the Underwriters and the Company to execute the Underwriting Agreement by July 15, 2005. Upon any such termination of this Agreement, the Custodian is authorized and directed to return to the Selling Stockholder, if still in possession of the Custodian hereunder, the Instruments delivered herewith, together with any other written instrument(s) of transfer.

            6. Until payment in full has been made by the Underwriters to the Custodian for the number of Shares that are sold pursuant to the provisions of the Underwriting Agreement and this Agreement, the Selling Stockholder shall remain the record and beneficial owner of the Shares deposited hereunder and shall have all the rights of a stockholder of the Company with respect to the Shares, including the right to receive dividends attributable to the Shares and to vote all of the Shares, except for the right to retain custody and dispose of such Shares, which is subject to the rights of the Custodian under this Agreement, the Attorneys-in-Fact under the Power of Attorney and the Underwriters under the Underwriting Agreement; provided that the Selling Stockholder shall not be the record or beneficial owner of any of the Option Shares, and shall not have any rights of a stockholder of the Company with respect to such Option Shares, until such options are exercised pursuant to paragraph 4 above or otherwise in accordance with the terms of such options.

            7. It is understood that the Underwriters intend to reoffer the Shares to the public at a price per share that is higher than the price per Share paid to the Selling Stockholder.

            8. The Custodian is further authorized in its discretion to advance funds for the account of the Selling Stockholder for the purchase of any stock transfer stamps or the payment of any stock transfer tax required in connection with the sale of any of the Selling Stockholder's Shares to the Underwriters and to reimburse itself for the cost of such stamps and tax, if any, out of the Net Purchase Price received by it for such Shares.

            9. After making the payments provided for in paragraph 8 above, the Custodian is directed (a) to remit to the Selling Stockholder the balance of the Net Purchase Price received by it in respect of the Selling Stockholder's Shares sold by the Selling Stockholder in the manner prescribed by the Selling Stockholder on Exhibit A hereto and (b) to return to the Selling Stockholder a certificate or certificates for Shares (or such other appropriate evidence of ownership of such Shares if such Shares are in book entry or electronic form), if any, registered in the same manner (including legends, if applicable) as the Shares represented by the Instruments delivered to it herewith, for any of the Selling Stockholder's Shares that are not sold pursuant to the Underwriting Agreement by the close of business on the thirtieth day following the date of the Prospectus.

            10. The Custodian's acceptance hereof by the execution of this Agreement shall constitute an acceptance by it of the authorization herein conferred, and shall evidence its agreement to carry out and perform this Agreement in accordance with the provisions hereof; subject, however, to the following:

            (a) The Custodian shall have no duties except those expressly set forth herein; without limiting the generality of the foregoing, the Custodian shall not have responsibility for the validity of any agreement referred to herein or for the performance of any such agreement by any party thereto or for the interpretation of any of the provisions of any such agreement.

            (b) The Custodian shall have no responsibility with respect to the application or use of any funds paid by it as herein provided and no interest shall be payable by it on any funds at any time held hereunder.

            (c) The Selling Stockholder agrees that the Custodian is acting under this Agreement solely as the agent of the Selling Stockholder, that the Custodian is not acting in a fiduciary capacity to the Selling Stockholder and shall not be liable for any action taken hereunder, for any failure to act hereunder or for any other reason except gross negligence or willful misconduct. The Custodian shall not be liable or responsible for anything done or omitted to be done by it in good faith in accordance with the foregoing instructions.

            (d) The Custodian shall be protected in acting upon any certificate, notice or other instrument in writing received by it hereunder or under the Underwriting Agreement which in good faith it shall believe to be genuine and to have been filed or presented by a proper person or persons, not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and accuracy of any information therein contained.

            (e) In no event shall the Custodian be responsible for the acts of the Attorneys-in-Fact or of the Underwriters, nor shall Custodian be required to take any action whatsoever on behalf of the Selling Stockholder or otherwise to enforce the rights or claims of the Selling Stockholder against the Underwriters or the Attorneys-in-Fact.

      The Custodian shall not be bound by any waiver, modification or amendment hereof unless in writing and signed by the Attorney-in-Fact and the Custodian.

            11. The Selling Stockholder hereby represents and warrants to the Custodian that:

            (a) It has, and at the time of delivery of the Shares to the Underwriters it will have, full power and authority to enter into this Agreement, the Underwriting Agreement and the Power of Attorney, to carry out the terms and provisions hereof and thereof and to make all of the representations, warranties and agreements contained herein and therein;

            (b) This Agreement and the Power of Attorney are the valid and binding agreements of the Selling Stockholder and are enforceable against the Selling Stockholder in accordance with their respective terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally from time to time in effect and may be subject to the application of equitable principles and the enforceability of equitable remedies; and

            (c) The execution, delivery and performance of this Agreement by the Selling Stockholder:

            (i) requires no action, consent or approval by or in respect of, or filing with, any governmental body, agency, official or authority or any individual, corporation, partnership, association, trust or other entity or organization which has not been made or obtained; and

            (ii) does not constitute a material default under or give rise to any right of termination, cancellation or acceleration of any material right or obligation of such party or a loss of any material benefit to which such party is entitled under any provision of any agreement, contract, indenture, lease or other instrument binding upon such party or any material license, franchise, permit or other similar authorization held by such party or result in the creation or imposition of any mortgage, life interest, lien (except as created by this Agreement), pledge, charge, security interest, fiduciary assignment, attachment, encumbrance or other adverse claim of any kind in respect of any asset of such party, and only as applicable to the Shares.

            12. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to the conflict of law provisions thereof which might apply the laws of any other jurisdiction.

            13. All notices, requests and other communications hereunder shall be in writing and shall be deemed to be duly given at the time of delivery or mailing if delivered or mailed by first-class mail, postage prepaid, return receipt requested and (a) if to the Underwriters or to the Company, addressed as provided in the Underwriting Agreement, (b) if to the Selling Stockholder, addressed to the Selling Stockholder at the address set forth on the signature page to this Agreement, with a copy (which copy shall not constitute notice) to George J. Wall, Rutan & Tucker LLP, 611 Anton Boulevard, Fourteenth Floor, Costa Mesa, CA 92626 or (c) if to the Custodian, Computershare Trust Company, Inc., 350 Indiana Street, Suite 800, Golden, CO 80401; provided that any notice or communication to the Custodian shall not be effective until actually received by the Custodian.

            14. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

            15. If any provision of this Agreement is found to be unenforceable as applied in any particular case or circumstance in any applicable jurisdiction, such finding shall not render the provision unenforceable in any other case or circumstance, or render any other provision of this Agreement unenforceable to any extent whatsoever.

                            [Signature Page Follows]

            IN WITNESS WHEREOF, the undersigned has executed this Agreement as of ________________ ___, 2005.


Address of Selling Stockholder:

__________________________________       _____________________________________
                                         (Print Name of Selling Stockholder)

__________________________________

                                         _____________________________________
__________________________________       (Signature)


__________________________________
                                         _____________________________________
Facsimile Number of Selling Stockholder: (Print Name of Signatory if Selling
                                         Stockholder is an Entity)

__________________________________
                                         _____________________________________
                                         (Print Title of Signatory if Selling
                                         Stockholder is an Entity)






                   NOTARY OF SIGNATURE OF SELLING STOCKHOLDER

STATE OF ______________ )
                        )  ss:
COUNTY OF ____________  )

The foregoing instrument was acknowledged before me this ____ day of _______, 2005 by __________________________. He/she personally appeared before me, is personally known to me, or provided employment ID as identification.


                                   Notary:___________________________________

                                   Print Name:_______________________________

[NOTARIAL SEAL]                    Notary Public, State of __________________

                                   My commission expires:____________________

                           ACCEPTANCE BY THE CUSTODIAN

      Computershare Trust Company, Inc. hereby acknowledges receipt of the Instruments described in this Agreement (and in the form described herein) and hereby agrees to act in accordance with the terms of this Agreement.

Dated:  ___________, 2005

                                         COMPUTERSHARE TRUST COMPANY, INC.


                                         By:  _______________________________

                                         Name:

                                         Title:




                                         By:  _______________________________

                                         Name:

                                         Title:



                          SEE THE ATTACHED INSTRUCTIONS

Instruction: If you are an individual and are married, your spouse is required to complete this form:


                                 SPOUSAL CONSENT


      I am the spouse of _________________________. On behalf of myself, my heirs and legatees, I hereby join in and consent to the terms of the foregoing Custody Agreement and agree to the sale of the shares of Common Stock of Outdoor Channel Holdings, Inc., registered in the name of my spouse or otherwise registered, which my spouse proposes to sell pursuant to the Underwriting Agreement (as defined the foregoing Custody Agreement).

 Dated: _________________, 2005


                                    _________________________________
                                          (Signature of Spouse)

                                  INSTRUCTIONS

             FOR COMPLETING THE CUSTODY AGREEMENT (THE "AGREEMENT")


            A. Please complete and return the Agreement and the Stock Powers, the Certificates, Exercise Notices and the other items described below. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Agreement. A copy of the Agreement will be returned to you at your request.

            B.    Complete Exhibit A attached to the Agreement.

            C. If you are selling shares to be issued upon exercise of options, complete and execute an Exercise Notice attached as Exhibit B to the Agreement for each of the number of shares you plan on selling on the Closing Date and/or on the Additional Closing Date.

            D.    Complete Schedule I attached to the Agreement.

            E. The Agreement and the Stock Powers must be executed by you. Your signature on the Stock Powers must be guaranteed by an eligible guarantor institution with membership in an approved signature guarantee medallion program, pursuant to S.E.C. Rule 17Ad-15 or by a designated officer of the Company. Please sign the Stock Powers and the Agreement exactly as your name appears on your stock certificate(s), if applicable.

            F. Any stock certificate(s), the Stock Powers, an executed and completed copy of the Agreement and the Exercise Notices, if applicable, should be promptly returned by hand delivery or by certified mail appropriately insured to: Computershare Trust Company, Inc., 350 Indiana Street, Suite 800, Golden, CO 80401.

IF SENT BY OVERNIGHT COURIER, IT IS RECOMMENDED THAT THE EXECUTED STOCK POWERS BE SENT UNDER SEPARATE COVER FROM ANY RELATED STOCK CERTIFICATE(S).

            G. Please contact Jo Peterson at Computershare Trust Company, Inc., 350 Indiana Street, Suite 800, Golden, CO 80401, phone number (214) 340-0757, if any information or representation included in the Agreement or the Underwriting Agreement should change, or if you become aware of any new information, at any time prior to the closing of the sale of Shares.

                                    EXHIBIT A

Instruction: Indicate how you wish to receive payment for the shares of Common Stock sold to the Underwriters. Please note that if you are selling shares of Common Stock registered in the name of a corporation or other association or a trust, payment will be made only to the corporation or other association or trust. A wire transfer can be made only to an account standing in exactly the same name as the person or entity, including the corporation or other association or trust, that is the registered owner of the Common Stock being sold.

      MANNER OF PAYMENT

      I request that payment of the net proceeds from the sale of the shares of Common Stock of the Company to be sold by me pursuant to the Underwriting Agreement be made in the following manner (CHECK ONE):

[ ]   CHECK made payable to:
      to be sent to the following address:

____________________________________________

____________________________________________


      Phone:  (  ) ____________________________


      Please send by (check one):

      [ ]   First class mail
      [ ]   Federal Express
            Federal Express account number
            ____________________________________________

      [ ] or transfer to the following account:
      Account No.

      Bank_____________________________  See attached wire transfer instructions
                  (name)
      _________________________________
                  (address)
      ABA No.__________________________

      Phone:  (   )____________________

[ ]   Other (please specify)_________________________________

                                    EXHIBIT B

                                Exercise Notices

                                 (see attached)

                         IRREVOCABLE NOTICE OF EXERCISE

                                  (FIRM SHARES)

Outdoor Channel Holdings, Inc.
43445 Business Park Drive, Suite 113
Temecula, California 92590

                                           Date of Notice: _________ ___, 2005

Ladies and Gentlemen:

      In connection with the offering and sale of shares of common stock of Outdoor Channel Holdings, Inc. ("Shares") pursuant to that certain Underwriting Agreement by and among Outdoor Channel Holdings, Inc. (the "Company"), Bear, Stearns & Co. Inc., A.G. Edwards & Sons, Inc., Jeffries & Company, Inc. and the other underwriters and selling stockholders referred to therein (the "Underwriting Agreement"), the undersigned, who is a "Selling Stockholder" under the Underwriting Agreement (the "Optionholder"), hereby provides irrevocable notice to the Company that the Optionholder hereby irrevocably elects to exercise the option to purchase Shares identified below (the "Option") with respect to such number of Shares set forth below, effective as of immediately prior to the Closing Date (as defined in the Underwriting Agreement).

                            OPTION/EXERCISE INFORMATION

 Date of the Option (Date of Grant of
 the Option or Date of Option Agreement
 relating to the Option):                  _____________________________________

 Name of Plan under which the Option was
 Granted:                                  _____________________________________

 Number of Shares with respect to which
 the Option is being Exercised:            _____________________________________

 Exercise Price per Share:                $_____________________________________


      By delivery of this Irrevocable Notice of Exercise, the undersigned agrees and acknowledges as follows:

      (i) Concurrently and in connection with the exercise of the Option, the Shares with respect to which the Option is being exercised are being sold by the Optionholder to the Underwriters (as defined in the Underwriting Agreement) pursuant to that certain Underwriting Agreement; and

      (ii) Prior to the payment of any proceeds (the "Proceeds") from the sale of such Shares to the undersigned, (a) the Company shall be paid an amount out of the Proceeds equal to the aggregate exercise price of such Shares with respect to which the Option is being exercised and any applicable withholding taxes which the Company determines should be withheld, and (b) Computershare Trust Company, Inc., as the undersigned's custodian in connection with the offering (the "Custodian"), shall reimburse itself out of the Proceeds for the Custodian's purchase of any stock transfer stamps or the Custodian's payment of any stock transfer tax required in connection with the sale of such Shares to the Underwriters.

                                          Very truly yours,



                                          ______________________________________
                                          (Signature of Optionholder)


                                          ______________________________________
                                          (Print Name of Optionholder)


Acknowledged  and Accepted:

OUTDOOR CHANNEL HOLDINGS, INC.


By:  ________________________________

Name:________________________________

Title:_______________________________

                         IRREVOCABLE NOTICE OF EXERCISE

                    (ADDITIONAL SHARES/OVER-ALLOTMENT SHARES)

Outdoor Channel Holdings, Inc.
43445 Business Park Drive, Suite 113
Temecula, California 92590

                                             Date of Notice: _______ ___, 2005

Ladies and Gentlemen:

      In connection with the offering and sale of shares of common stock of Outdoor Channel Holdings, Inc. ("Shares") and the exercise by the Underwriters (as defined in the Underwriting Agreement (as defined below)) of their over-allotment option pursuant to that certain Underwriting Agreement by and among Outdoor Channel Holdings, Inc. (the "Company"), Bear, Stearns & Co. Inc., A.G. Edwards & Sons, Inc., Jeffries & Company, Inc. and the other underwriters and selling stockholders referred to therein (the "Underwriting Agreement"), the undersigned, who is a "Selling Stockholder" under the Underwriting Agreement (the "Optionholder"), hereby provides irrevocable notice to the Company that the Optionholder hereby irrevocably elects to exercise the option to purchase Shares identified below (the "Option") with respect to such number of Shares set forth below, effective as of immediately prior to the Additional Closing Date (as defined in the Underwriting Agreement).

                            OPTION/EXERCISE INFORMATION

Date of the Option (Date of Grant of
the Option or Date of Option Agreement
relating to the Option):                  _____________________________________

Name of Plan under which the Option was
Granted:                                  _____________________________________

Number of Shares with respect to which
the Option is being Exercised:            _____________________________________

Exercise Price per Share:                $_____________________________________

            By delivery of this Irrevocable Notice of Exercise, the undersigned agrees and acknowledges as follows:

            (i) Concurrently and in connection with the exercise of the Option, the Shares with respect to which the Option is being exercised are being sold by the Optionholder to the Underwriters (as defined in the Underwriting Agreement) pursuant to that certain Underwriting Agreement; and

            (ii) Prior to the payment of any proceeds (the "Proceeds") from the sale of such Shares to the undersigned, (a) the Company shall be paid an amount out of the Proceeds equal to the aggregate exercise price of such Shares with respect to which the Option is being exercised and any applicable withholding taxes which the Company determines should be withheld, and (b) Computershare Trust Company, Inc., as the undersigned's custodian in connection with the offering (the "Custodian"), shall reimburse itself out of the Proceeds for the Custodian's purchase of any stock transfer stamps or the Custodian's payment of any stock transfer tax required in connection with the sale of such Shares to the Underwriters.

                                          Very truly yours,



                                          ______________________________________
                                          (Signature of Optionholder)


                                          ______________________________________
                                          (Print Name of Optionholder)


Acknowledged  and Accepted:

OUTDOOR CHANNEL HOLDINGS, INC.


By:__________________________________

Name:________________________________

Title:_______________________________

                                   SCHEDULE I

        LIST OF CERTIFICATES, EXERCISE NOTICES AND UNCERTIFICATED SHARES
               REPRESENTING THE SHARES BEING HELD BY THE CUSTODIAN


CERTIFICATE NUMBER/EXERCISE          NUMBER OF SHARES OF COMMON STOCK              NUMBER OF SHARES OF COMMON STOCK FROM THIS
NOTICE/UNCERTIFICATED SHARES     REPRESENTED BY THIS CERTIFICATE/EXERCISE    CERTIFICATE/EXERCISE NOTICE/UNCERTIFICATED SHARES TO BE
                                       NOTICE/UNCERTIFICATED SHARES                                 SOLD(1)

----------
(1) If fewer than all shares represented by a Certificate are to be sold, indicate below, if desired for income tax purposes, the date of purchase or purchase price of the particular shares to be sold.

                                    EXHIBIT C

                                Power of Attorney

                            DURABLE POWER OF ATTORNEY
                                     FOR THE
                             SALE OF COMMON STOCK OF
                         OUTDOOR CHANNEL HOLDINGS, INC.

            The undersigned stockholder (the "Selling Stockholder"), in connection with and in furtherance of a proposed public offering (the "Public Offering") of common stock, $0.001 par value per share (the "Common Stock"), of Outdoor Channel Holdings, Inc., a company incorporated under the laws of the
State of Delaware (the "Company"), proposes to sell up to         shares of
Common Stock (collectively, the "Selling Stockholder Shares") and, if the over-allotment option is exercised by the Underwriters pursuant to the
Underwriting Agreement (each as defined below), up to         additional shares
of Common Stock (together with the Selling Stockholder Shares, the "Shares"). The Shares are to be sold in the Public Offering to a group of underwriters (the "Underwriters") represented by Bear, Stearns & Co. Inc., A.G. Edwards & Sons, Inc. and Jefferies & Company, Inc. (together, the "Representatives"), pursuant to an underwriting agreement to be entered into by and among the Company, the Representatives on behalf of the Underwriters, the Selling Stockholder and the other selling stockholders named therein (the "Underwriting Agreement"), at a price and on terms to be set forth in the Underwriting Agreement.

            It is understood that at this time there is no commitment on the part of the Underwriters to purchase any of the Shares from the Selling Stockholder, and there is no assurance that the Underwriting Agreement will be entered into by the Company and the Representatives or that a Public Offering of the Shares will take place. Any sale and purchase of the Shares will be upon such terms and subject to such conditions as shall be contained in the Underwriting Agreement. Any of the Shares in book entry or electronic form ("Uncertificated Shares"), certificates representing any of the Shares (the "Certificates"), irrevocable option exercise notices relating to the Shares underlying options (the "Exercise Notices") and stock powers covering the Shares (collectively, the "Instruments") are being deposited with Computershare Trust Company, Inc. as custodian (the "Custodian"), pursuant to a Custody Agreement of even date herewith between the Selling Stockholder and the Custodian (the "Custody Agreement"). For purposes of this Power of Attorney, the Shares underlying options shall be referred to herein as the "Option Shares."

                                   ARTICLE I.

            The Selling Stockholder hereby irrevocably makes, constitutes and appoints each of George Wall, Tom Brockington and Cristy Parker as the Selling Stockholder's true and lawful agent and attorney-in-fact (said persons being referred to herein collectively as the "Attorneys-in-Fact," or any of them acting singly as the "Attorney-in-Fact"), to act together or alone, with full power of substitution and full authority, in the name, place and stead and for and on behalf of the Selling Stockholder with respect to all matters arising in connection with the sale by the

Selling Stockholder of the Shares in connection with the Public Offering, including, but not limited to, the power and authority to do or cause to be done any of the following matters:

            1.1 To do all things necessary to sell, assign, transfer and deliver to the Underwriters, for and on behalf of the Selling Stockholder, all or any portion of the Shares pursuant to the terms of the Underwriting Agreement, at the purchase price set forth in the Underwriting Agreement (subject to, among other things, any applicable withholding taxes and the aggregate exercise price to be remitted to the Company with respect to the Option Shares), such Shares (and the Instruments relating thereto) being deposited by or on behalf of the Selling Stockholder with the Custodian.

            1.2 For the purpose of effecting such sale: (i) to negotiate, prepare, execute, carry out, deliver, and comply with, all of the provisions of the Underwriting Agreement and any amendments or supplements thereto, to exercise any power conferred upon, and to take any action authorized to be taken by, the Selling Stockholder pursuant to the Underwriting Agreement in the sole and absolute discretion of the Attorney-in-Fact, and, subject to paragraphs 1.11 and 2.8 of this Power of Attorney, to agree to or refrain from agreeing to, in such Attorney-in-Fact's sole discretion, on behalf of the Selling Stockholder, the terms and conditions thereof (including, without limitation, the execution and delivery of the certificates of the Selling Stockholder referenced in paragraph 1.8 hereof, the per Share price to be paid by the Underwriters, representations, warranties, agreements and indemnities of the Selling Stockholder, and provisions concerning the Public Offering of Common Stock by the Underwriters), such agreement and approval to be conclusively evidenced by the execution and delivery of the Underwriting Agreement by the Attorney-in-Fact, including the making of all representations, warranties and agreements provided in the Underwriting Agreement to be made by, and the exercise of all authority thereunder vested in, the Selling Stockholder. The Selling Stockholder hereby acknowledges and confirms that such Selling Stockholder has received and reviewed the draft form of the Underwriting Agreement furnished herewith (which form is referred to herein as the "Draft Underwriting Agreement"), and that such Draft Underwriting Agreement may be revised prior to the execution and delivery of the Underwriting Agreement by the Attorney-in-Fact, the Company or the Underwriters; and (ii) to execute and deliver any amendment or amendments to the Custody Agreement and to alter or modify any of the terms thereof.

            1.3 Intentionally left blank.

            1.4 To use such Attorney-in-Fact's best efforts, but subject to paragraph 1.11 below, to arrange for, prepare or cause to be prepared a Registration Statement on Form S-3 (the "Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act"), including one or more Prospectuses (together, the "Prospectus"), relating to the offering and sale of Common Stock of the Company of which the Shares are a part and all amendments thereto and to take all appropriate action with respect to the Registration Statement, including requesting acceleration of the effectiveness of the Registration Statement on behalf of the Selling Stockholder, advising the Securities and Exchange Commission (the "Commission") of the reasons why the Selling Stockholder is offering the Shares, acknowledging that the Registration Statement has received summary, cursory or no review by the Commission and executing all such documents, letters and consents as may in the discretion of the Attorney-in-Fact be necessary or desirable in connection therewith, and to join, in such Attorney-in-Fact's sole discretion, with the Company in withdrawing the Registration Statement if the Company should desire to withdraw such registration. The Registration Statement will be generally in the form of the Amendment No. 1 to the Registration Statement on Form S-3 filed with the Commission on June 14, 2005 (File No. 333-125084), but with such corrections, additions or changes as the Company and/or the Attorney-in-Fact may deem appropriate or as may be requested by the Commission, the National Association of Securities Dealers, Inc. or state securities commissioners. The Selling Stockholder acknowledges having received and reviewed a copy of such Registration Statement.

            1.5 To incur any necessary or appropriate expense in connection with the sale of Shares (including, without limitation the retention of legal counsel, which may be counsel for the Company), in connection with any and all matters referred to herein, to advance funds for and on behalf of the Selling Stockholder and to cause to be paid (whether by deducting from the offering proceeds to the Selling Stockholder or otherwise) all costs and expenses payable by the Selling Stockholder, if any, pursuant to the provisions of the Underwriting Agreement, this Power of Attorney, the Custody Agreement or any other agreement between the Selling Stockholder and the Company, including, without limitation, any applicable stock transfer taxes chargeable to the Selling Stockholder, any applicable withholding taxes and the aggregate exercise price of the Option Shares, all in the discretion of the Attorney-in-Fact.

            1.6 To make any assurances, communications and reports for and on behalf of the Selling Stockholder to the Underwriters or the Custodian that may be necessary or appropriate to facilitate the sale and delivery of the Shares or to effect the registration of the Shares under the securities laws of any jurisdiction.

            1.7 To execute, acknowledge and deliver with the appropriate authorities such requests, consents, agreements, documents, orders, receipts, requests, notices, instructions, letters, writings and statements, and to take any and all steps as may be deemed appropriate in connection with the registration or qualification under the securities and blue-sky laws of the various jurisdictions in which the Shares are to be sold by the several Underwriters pursuant to the Underwriting Agreement, including, without limitation, the giving or making of such undertakings, representations and agreements and the taking of such other steps as the Attorney-in-Fact may deem necessary or advisable.

            1.8 Subject to paragraphs 1.11 and 2.8 below, to execute, verify and deliver to the Underwriters at the Closing Date and, with respect to the Additional Shares, any Additional Closing Date (each as defined in the Underwriting Agreement) for and on behalf of the Selling Stockholder, the certificates of the Selling Stockholder required by the Underwriting Agreement with respect to the accuracy as of the Closing Date and, with respect to the Additional Shares, any Additional Closing Date, of the representations and warranties of the Selling Stockholder set forth in the Underwriting Agreement and this Power of Attorney and the compliance with and the performance by the Selling Stockholder of all of the agreements set forth in the Underwriting Agreement to be performed or complied with by the Selling Stockholder at or prior to the Closing Date and any Additional Closing Date.

            1.9 To instruct the Company and the Custodian on all matters pertaining to the sale of Shares and delivery of the Shares and the Instruments, and to cause the Custodian, or the Company's transfer agent (the "Transfer Agent"), to receive and hold for transfer upon instructions from the Attorney-in-Fact, certificate(s) for the Shares and the Instruments placed in custody with the Custodian, and upon receipt of such instructions, to transfer the Shares and deliver new certificates (or other evidence of ownership of such shares, if such shares are in book entry or electronic form) therefor to the Attorney-in-Fact for delivery to the several Underwriters or to deliver the Shares to the Transfer Agent, for transfer pursuant to the instructions of the Underwriters; and, if necessary, to endorse (in blank or otherwise) in the name of the Selling Stockholder, the certificate or certificates representing Shares deposited with the Custodian or stock powers relating to the Shares.

            1.10 To sell to the Underwriters less than all of the Shares, in accordance with separate written instructions, if any, by the Selling Stockholder as to which of the Shares are to be sold first (which instructions, if any, shall be specified on Schedule I to the Custody Agreement), if requested to do so by the Underwriters in accordance with the Underwriting Agreement, and in the event of a sale of such lesser number of Shares, to instruct the Transfer Agent to issue and/or return certificates (or other evidence of ownership of such shares, if such shares are in book entry or electronic form), with legends, if applicable, representing the balance of the Shares of the Selling Stockholder in excess of those Shares being sold pursuant to the Underwriting Agreement in the name of the Selling Stockholder and to deliver any such certificates (or other evidence of ownership of such shares, if such shares are in book entry or electronic form) to the Attorney-in-Fact for redelivery to the Selling Stockholder following the close of business on the thirtieth day following the date of the Prospectus.

            1.11 Otherwise, to take all actions and do all things, including the execution and delivery of all documents necessary, appropriate, required, contemplated or deemed advisable by the Attorney-in-Fact, relating to, and generally to act for and in the name of the Selling Stockholder with respect to the sale and delivery of the Shares to, and the re-offering of the Shares by, the Underwriters, as well as the exercise of the options relating to the Option Shares, the delivery of the Shares and the Instruments and the receipt of payment for the Shares by or on behalf of the Selling Stockholder as fully as the Selling Stockholder could if then personally present and acting, including, without limitation, endorsement on behalf of the Selling Stockholder of certificates or stock powers with respect to the Shares, to receive payment for the Shares (less the amount of any applicable withholding taxes and the aggregate exercise price of the Option Shares to be remitted to the Company) and to deduct therefrom the Selling Stockholder's share, if any, of the offering expenses to the extent payable by the Selling Stockholder pursuant to the Underwriting Agreement, except that the Attorney-in-Fact is not empowered to (and agrees that it will not):

      (i) enter into any covenants, representations, warranties or indemnities on behalf of any Selling Stockholder, other than those covenants, representations, warranties and indemnities set forth in the Underwriting Agreement and the certificates contemplated thereby as provided by paragraphs
1.2 and 1.8 above or otherwise as specifically authorized herein, and

      (ii) furnish any information regarding any Selling Stockholder for use in the Registration Statement (including, without limitation, any preliminary prospectus or any prospectus contained in the Registration Statement) without the consent of the Selling Stockholder.

            If the Attorney-in-Fact should receive the purchase price of any Selling Stockholder's Shares to be purchased by the Underwriters pursuant to the Underwriting Agreement, the Attorney-in-Fact will immediately deposit the amount of the purchase price so received with the Custodian under the Custody Agreement for disposition by the Custodian as provided in the Custody Agreement.

                                   ARTICLE II.

            The Selling Stockholder hereby represents and warrants to, and agrees with the Attorneys-in-Fact, and each of them, that:

            2.1 The Selling Stockholder has all right, power and authority to enter into this Power of Attorney, the Underwriting Agreement and the Custody Agreement and to consummate the transactions contemplated hereby and thereby, including, without limitation, the sale, assignment, transfer and delivery of the Shares to be sold by the Selling Stockholder pursuant to the Underwriting Agreement. Each of this Power of Attorney and the Custody Agreement has been duly authorized, executed and delivered by or on behalf of the Selling Stockholder and constitutes the valid and binding instrument or agreement of the Selling Stockholder enforceable in accordance with its terms except as such enforceability may be limited by general equitable principles, bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally. If the undersigned is acting as a fiduciary, officer, partner, or agent, the undersigned is enclosing with this Power of Attorney certified copies of the appropriate instruments pursuant to which the undersigned is authorized to act hereunder.

            2.2 The execution, delivery and performance of this Power of Attorney by the Selling Stockholder (i) requires no action, consent or approval by or in respect of, or filing with, any governmental body, agency, official or authority or any individual, corporation, partnership, association, trust or other entity or organization which has not been made or obtained and (ii) does not constitute a material default under or give rise to any right of termination, cancellation or acceleration of any material right or obligation of such party or a loss of any material benefit to which such party is entitled under any provision of any agreement, contract, indenture, lease or other instrument binding upon such party or any material license, franchise, permit or other similar authorization held by such party or result in the creation or imposition of any mortgage, life interest, lien (except as created by this Power of Attorney), pledge, charge, security interest, fiduciary assignment, attachment, encumbrance or other adverse claim of any kind in respect of any asset of such party, and only as applicable to the Shares.

            2.3 The Selling Stockholder has, and immediately prior to the delivery of any Shares to the Underwriters will have, good and valid title to the Shares (or, in the case of any such Shares underlying options, such options are, and on the Closing Date will be, presently exercisable, and such Selling Stockholder is the record and beneficial owner of such options and, upon the exercise of such options, will be the record and beneficial owner of such underlying Shares) to be sold by the Selling Stockholder pursuant to the Underwriting Agreement, free and clear of all liens, encumbrances, equities or claims of any nature, and full right, power and authority to sell, assign, transfer and deliver such Shares, subject only to the Underwriting Agreement, this Power of Attorney and the Custody Agreement; and upon delivery of such Shares and payment therefor pursuant to the Underwriting Agreement, good and valid title to such Shares, free and clear of all liens, encumbrances, equities or claims of any nature, will pass to the several Underwriters.

            2.4 The attention of the Selling Stockholder has been directed to the rules of the Commission which prohibit the Selling Stockholder from bidding for or purchasing any Common Stock of the Company, or attempting to induce anyone else to bid for or purchase such shares, or taking any other action which might tend to stabilize or manipulate the price of the Common Stock, until the distribution of Common Stock pursuant to the Registration Statement has been completed. The Selling Stockholder has not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

            2.5 In connection with the sale of the Selling Stockholder's Shares to the Underwriters, the Selling Stockholder has not distributed and will not distribute any offering material other than that permitted by the Securities Act.

            2.6 The Selling Stockholder has duly executed and placed in custody all of the documents to be delivered to the Custodian pursuant to the Custody Agreement, which include all of the Shares to be sold by the Selling Stockholder pursuant to the Underwriting Agreement and the Instruments relating thereto.

            2.7 The Selling Stockholder specifically agrees that the Shares represented by the Instruments held in custody for the Selling Stockholder pursuant to the Custody Agreement are subject to the interests of the Company and the Underwriters; and, in consideration of those interests, and for the purpose of completing the transactions contemplated by the Underwriting Agreement and this Power of Attorney, the arrangements made by the Selling Stockholder for such custody, and the appointment by the Selling Stockholder of the Attorney-in-Fact by this Power of Attorney, shall be deemed coupled with an interest and shall be irrevocable subject to Article V hereof. The Selling Stockholder specifically agrees that the obligations of the Selling Stockholder pursuant to the Underwriting Agreement shall not be withdrawn or terminated by any act of the Selling Stockholder or by operation of law, whether by the merger, termination, liquidation, winding up, sale of equity, distribution of assets, dissolution, death or incapacity of the Selling Stockholder or by the occurrence of any other event (including, without limitation, the bankruptcy or insolvency of the Selling Stockholder or the termination of any trust or estate for which the Selling Stockholder is acting as a fiduciary or the death or incapacity of one or more trustees, guardians, executors or administrators under such trust or estate) (any of the foregoing being hereinafter referred to as an "Event") subject to Article V hereof. If an Event shall occur before the delivery of the Shares pursuant to the Underwriting Agreement, the Instruments shall be delivered by or on behalf of the Selling Stockholder in accordance with the terms and conditions of the Underwriting Agreement and of the Custody Agreement, and actions taken by the Attorney-in-Fact pursuant to this Power of Attorney shall be as valid as if such Event had not occurred, regardless of whether or not the Custodian, the Attorney-in-Fact, or any of them, shall have received notice thereof, subject to Article V hereof. This Power of Attorney shall be binding upon the heirs, legal representatives, distributees, successors and assigns of the Selling Stockholder.

            2.8 The Selling Stockholder has reviewed the representations and warranties to be made by it in the Underwriting Agreement, and hereby represents, warrants and covenants that, except as set forth in the succeeding sentence, each of the representations and warranties of the Selling Stockholder in the Underwriting Agreement is, and will be at all times from the date hereof through and including the Closing Date and any Additional Closing Date, true and correct, and will survive the delivery of any payment for the Shares sold pursuant to the Underwriting Agreement. The Selling Stockholder will immediately notify the Attorney-in-Fact, the Company and the Underwriters of the occurrence of any event which shall cause the representations and warranties contained herein or in the Underwriting Agreement not to be true and correct at any time from the date hereof until the later of (A) the completion of the Public Offering, (B) the Closing Date as provided in the Underwriting Agreement or (C) any Additional Closing Date; and, from and after delivery of such notice, the Attorney-in-Fact shall not have any authority hereunder to make or reaffirm, on behalf of the Selling Stockholder, any representation or warranty inconsistent with the information set forth in such notice.

            2.9 The information contained in the preliminary prospectus included in the Registration Statement with respect to the Selling Stockholder is true and correct.

            2.10 The Selling Stockholder has agreed to the terms of, and entered into, the "lock-up agreement" as set forth in Section 7(g) of the Underwriting Agreement.

            2.11 Except as otherwise disclosed in a Selling Stockholder Questionnaire or Officer and Director Questionnaire delivered to the Representatives by the Selling Stockholder, the Selling Stockholder is not directly or indirectly an affiliate of or associated with any member of the National Association of Securities Dealers, Inc.

            2.12 The Selling Stockholder understands and agrees that it is making the foregoing representations, warranties and agreements for the benefit of, and that such representations, warranties and agreements may be relied upon by, the Attorney-in-Fact, the Company, the Custodian, the Underwriters and their respective representatives, agents and counsel and may be specifically relied upon by counsel for the Selling Stockholder, which counsel will also be relying upon the factual information set forth in this Power of Attorney, for the purpose of rendering the legal opinions required by the Underwriters as a condition for consummating the sale of the Shares to be sold by the Selling Stockholder.

                                  ARTICLE III.

            3.1 Upon execution and delivery of the Underwriting Agreement by the Attorney-in-Fact on behalf of the Selling Stockholder, in accordance with the authority granted hereunder, the Selling Stockholder agrees to indemnify and hold harmless the Underwriters, the Company, each of its directors and each of its officers who sign the Registration Statement, and each person, if any, who controls any Underwriter or the Company, and to contribute to amounts paid as a result of losses, claims, damages, liabilities and expenses, as provided in Sections 8 and 9 of the Underwriting Agreement.

            3.2 The Selling Stockholder agrees, upon execution and delivery of the Underwriting Agreement by or on behalf of the Selling Stockholder, to be bound by and to perform each and every covenant and agreement therein of the Selling Stockholder as a Selling Stockholder.

            3.3 The Selling Stockholder agrees to deliver to the Attorneys-in-Fact such documentation as the Attorneys-in-Fact, the Company or the Underwriters or any of their respective counsel may reasonably request in order to effectuate any of the provisions hereof or of the Underwriting Agreement, all of the foregoing to be in form and substance satisfactory in all respects to the Attorneys-in-Fact.

            3.4 The Selling Stockholder does not have, or has waived prior to the date hereof, any preemptive right, co-sale right or right of first refusal or other similar right to purchase any of the Shares that are to be sold by the Company to the Underwriters pursuant to the Underwriting Agreement; and the Selling Stockholder does not own any warrants, options or similar rights to acquire, and does not have any right or arrangement to acquire, any capital stock, rights, warrants, options or other securities from the Company, other than those described in the Registration Statement and the Prospectus.

                                   ARTICLE IV.

            The Selling Stockholder agrees that the Attorney-in-Fact shall not be liable for any action taken hereunder, for any failure to act hereunder, or for any other reason except gross negligence or willful misconduct. The Selling Stockholder hereby agrees to indemnify and hold harmless the Attorney-in-Fact from and against any and all loss, damage, liability or expense as incurred which the Attorney-in-Fact may sustain directly or indirectly for any action in connection with this Power of Attorney taken or omitted in good faith or in accordance with an opinion of counsel, who may be counsel for the Company, so long as such loss, damage, liability or expense was or is not due to the Attorney-in-Fact's own gross negligence or willful misconduct as finally determined by a court of competent jurisdiction. It is understood that the Attorneys-in-Fact shall be compensated by the Selling Stockholder for their services based upon their usual and customary hourly billing rate and shall be entitled to reimbursement from the Selling Stockholder for all out-of-pocket expenses incurred by them hereunder.

                                   ARTICLE V.

            5.1 This Agreement, the deposit of the Shares pursuant hereto, and all authority hereby conferred, is granted, made and conferred subject to and in consideration of (i) the interests of the Attorneys-in-Fact, the Underwriters and the Company in and for the purpose of completing the transactions contemplated hereunder and by the Underwriting Agreement and (ii) the completion of the registration of Common Stock pursuant to the Registration Statement and the other acts of the above-mentioned parties from the date hereof to and including the execution and delivery of the Underwriting Agreement in anticipation of the sale of Common Stock, including the Shares, to the Underwriters; and the Attorneys-in-Fact are hereby further vested with an estate, right, title and interest in and to the Shares deposited with the Custodian for the purpose of irrevocably empowering and securing to them authority sufficient to consummate said transactions. Accordingly, this Power of Attorney shall be irrevocable prior to July 30, 2005 and shall remain in full force and effect until that date. The Selling Stockholder further agrees that this Power of Attorney shall not be terminated as a result of an Event. If any Event shall occur, whether with or without notice thereof to the Attorneys-in-Fact, any of the Underwriters or any other person, the Attorneys-in-Fact shall nevertheless be authorized and empowered to deliver and deal with the Shares and the Instruments deposited with the Custodian in accordance with the terms and provisions of the Underwriting Agreement and this Power of Attorney as if such Event had not occurred.

            5.2 Notwithstanding any other provision of this Power of Attorney to the contrary, this Power of Attorney (excluding Article IV) shall terminate immediately upon (i) the termination of the Underwriting Agreement, with respect to the Selling Stockholder, in accordance with the provisions thereof, (ii) the failure to consummate the sale of any of the Shares to the Underwriters within 30 days following the date on which the Underwriting Agreement is executed by the Company and the Representatives or (iii) the failure of the Representatives and the Company to execute the Underwriting Agreement by July 15, 2005. Such termination shall not affect the validity of any lawful action done or performed by the Attorney-in-Fact pursuant hereto prior to such termination. Upon any such termination of this Power of Attorney, the Attorney-in-Fact shall provide written instructions to the Custodian to return the certificate(s) and other documents or instruments deposited under the Custody Agreement to the Attorney-in-Fact. The Selling Stockholder directs the Attorney-in-Fact, if this Power of Attorney is terminated as provided herein and after the payment of any expense to be paid or borne by the Selling Stockholder, if any, to redeliver or cause to be redelivered to the Selling Stockholder the certificate(s) and other documents or instruments deposited under the Custody Agreement.

                                   ARTICLE VI.

            Subject to the provisions of this Power of Attorney, until payment in full (net of the aggregate exercise price for Option Shares and any withholding taxes, if applicable) for the Shares has been made by the Underwriters to the Custodian pursuant to the provisions of the Custody Agreement and the Underwriting Agreement, the Selling Stockholder shall remain the owner of all Common Stock delivered to the Custodian for the purpose of exercising the rights of the Selling Stockholder as a stockholder of the Company, except the right to retain custody and dispose of such Shares, which is subject to the rights of the Custodian under the Custody Agreement, the Attorneys-in-Fact under this Power of Attorney and the Underwriters under the Underwriting Agreement.

                                  ARTICLE VII.

            7.1 The representations, warranties and agreements of the undersigned Selling Stockholder contained herein and in the Underwriting Agreement shall survive the sale and delivery of the Shares and the termination of this Agreement.

            7.2 This Power of Attorney is to be governed by and construed in accordance with the laws of the State of California, without giving effect to the choice of law rules thereof which might apply to the laws of any other jurisdiction.

                                  ARTICLE VIII.

            All notices, requests and other communications hereunder shall be in writing and shall be deemed to have been duly given at the time of delivery or mailing if delivered or mailed by first class mail, postage prepaid, return receipt requested and addressed or by Federal Express overnight delivery or facsimile transmission: if to the Selling Stockholder, at the Selling Stockholder's address of record as a holder of Common Stock of the Company or such other address as the Selling Stockholder shall designate by notice hereunder, with a copy to counsel for the Selling Stockholder at the address provided in the Custody Agreement., and if to the Attorneys-in-Fact, Rutan & Tucker LLP, 611 Anton Boulevard, Fourteenth Floor, Costa Mesa, CA 92626.

                                   ARTICLE IX.

            The Selling Stockholder ratifies all actions that the Attorney-in-Fact shall do by virtue of this Power of Attorney and all actions provided for herein may be taken by any one of the Attorneys-in-Fact.

                                   ARTICLE X.

            This Power of Attorney may be executed in one or more counterparts, all of which shall be considered one and the same instrument and shall become effective when one or more counterparts have been signed by the parties.

                                   ARTICLE XI.

            11.1 If any provision of this Power of Attorney is found to be unenforceable as applied in any particular case or circumstance in any applicable jurisdiction, such finding shall not render the provision unenforceable in any other case or circumstance, or render any other provision of this Power of Attorney unenforceable to any extent whatsoever.

            11.2 Wherever possible, each provision of this Power of Attorney shall be interpreted in such manner as to be effective and valid under applicable law, but if any such provision shall be prohibited by or invalid under applicable law, it shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Power of Attorney.

                            [Signature Page Follows]

      IN WITNESS WHEREOF, the Selling Stockholder named below has executed this Power of Attorney as of ______________ ____, 2005.

Address of Selling Stockholder:

----------------------------------------    ------------------------------------
                                            (Print Name of Selling Stockholder)
----------------------------------------
                                            ------------------------------------
----------------------------------------    (Signature)

----------------------------------------    ------------------------------------
                                            (Print Name of Signatory if Selling
Facsimile Number of Selling Stockholder:    Stockholder is an Entity)

----------------------------------------    ------------------------------------
                                            (Print Title of Signatory if Selling
                                            Stockholder is an Entity)

                   NOTARY OF SIGNATURE OF SELLING STOCKHOLDER

STATE OF                                )
        ---------------------------     )                                    ss:
COUNTY OF                               )
         --------------------------

      The foregoing instrument was acknowledged before me this ____ day of _________, 20__ by ____________. He/she personally appeared before me, is personally known to me, or provided employment ID as identification.

                                        Notary:
                                               ---------------------------------
                                        Print Name:
                                                   -----------------------------
[NOTARIAL SEAL]                         Notary Public, State of
                                                               -----------------
                                        My commission expires:
                                                              ------------------

Accepted by the Attorneys-in-Fact
as of the date above set forth

----------------------------------------
Name:

----------------------------------------
Name:

----------------------------------------
Name:

                                     ANNEX I

                       Form of Opinion of Company Counsel

                             [Circulated Separately]

                                    ANNEX II

                Form of Opinion of Selling Stockholders' Counsel

                             [Circulated Separately]

                                    ANNEX III

                            Form of Lock-Up Agreement

                                 June ___, 2005

Bear, Stearns & Co. Inc.
A.G. Edwards & Sons, Inc.
Jefferies & Company, Inc.
      As Representatives of the several
      Underwriters referred to below
c/o Bear, Stearns & Co. Inc.
383 Madison Avenue
New York, New York 10179
Attention: Equity Capital Markets

                Outdoor Channel Holdings, Inc. Lock-Up Agreement

Ladies and Gentlemen:

      This letter agreement (this "Agreement") relates to the proposed public offering (the "Offering") by Outdoor Channel Holdings, Inc., a Delaware corporation (the "Company"), of its common stock, $0.001 par value (the "Stock").

      In order to induce you and the other underwriters for which you act as representatives (the "Underwriters") to underwrite the Offering and to enter into the Underwriting Agreement (the "Underwriting Agreement"), the undersigned hereby agrees that, without the prior written consent of Bear, Stearns & Co. Inc. ("Bear Stearns"), during the period from the date hereof until ninety (90) days from the date of the final prospectus for the Offering (the "Lock-Up Period"), the undersigned (a) will not, directly or indirectly, offer, sell, agree to offer or sell, solicit offers to purchase, grant any call option or purchase any put option with respect to, pledge, borrow or otherwise dispose of any Relevant Security (as defined below), and (b) will not establish or increase any "put equivalent position" or liquidate or decrease any "call equivalent position" with respect to any Relevant Security (in each case within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder), or otherwise enter into any swap, derivative or other transaction or arrangement that transfers to another, in whole or in part, any economic consequence of ownership of a Relevant Security, whether or not such transaction is to be settled by delivery of Relevant Securities, other securities, cash or other consideration (any of the foregoing, a "Transfer"). As used herein "Relevant Security" means the Stock, any other equity security of the Company or any of its subsidiaries and any security convertible into, or exercisable or exchangeable for, any Stock or other such equity security.

      The undersigned hereby authorizes the Company during the Lock-Up Period to cause any transfer agent for the Relevant Securities to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, Relevant Securities for which the undersigned is the record holder, if such transfer would constitute a violation or breach of this Agreement, and, in the case of Relevant Securities for which the undersigned is the beneficial but not the record holder, agrees during the Lock-Up Period to cause the record holder to cause the relevant transfer agent to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, such Relevant Securities, if such transfer would constitute a violation or breach of this Agreement. The undersigned hereby further agrees that, without the prior written consent of Bear Stearns, during the Lock-up Period the undersigned (x) will not file or participate in the filing with the Securities and Exchange Commission of any registration statement, or circulate or participate in the circulation of any preliminary or final prospectus or other disclosure document with respect to any proposed offering or sale of a Relevant Security and (y) will not exercise any rights the undersigned may have to require registration with the Securities and Exchange Commission of any proposed offering or sale of a Relevant Security.

      The foregoing two (2) paragraphs shall not apply to (a) the sale of any Relevant Security to the Underwriters pursuant to, or contemplated by, the Underwriting Agreement, (b) transactions relating to Relevant Securities or any other such securities acquired in open market transactions after the date hereof, (c) Transfers by bona fide gift, (d) Transfers to any affiliate of the undersigned or any parent, grandparent, stepparent, step grandparent, mother-in-law, father-in-law, spouse, former spouse, sibling, sister-in-law, brother-in-law, son-in-law, daughter-in-law, child, stepchild, grandchild, step grandchild, niece or nephew of the undersigned, including adoptive relationships (each, a "Family Member"), (e) Transfers to any trust established by or for the direct or indirect benefit of the undersigned or any Family Member or to any corporation, limited liability company, partnership or other entity controlled, directly or indirectly, by such trust, the undersigned or any Family Member, (f) the exercise, conversion or exchange of any option, warrant or other security issued pursuant to the terms of any employee plan, benefit or compensation arrangement or employment agreement, (g) following the death or disability of the undersigned or the termination by the Company of the undersigned's employment or service as a director (but not following the resignation or retirement of the undersigned), cashless exercises of options granted by the Company that will expire during the Lock-Up Period as a result of such death, disability or termination by the Company of employment or service, where Relevant Securities received upon any such exercise are held by the undersigned subject to the terms of this Agreement (other than the Relevant Securities sold for aggregate proceeds equal to but not greater than the aggregate exercise price and associated tax liability of the related options exercised); provided, however, that any transferee pursuant to clause (c), (d) or (e) hereunder agrees to be bound in writing by the restrictions set forth herein, to the same extent set forth herein. Except as provided in paragraph (g), any Relevant Security received upon exercise of options granted to the undersigned will also be subject to this Agreement.

      However, in the event that either (1) during the last 17 days of the Lock-Up Period, the Company releases earnings results or announces material news or a material event relating to the Company or (2) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up

Period, then in either case the expiration of the Lock-Up Period will be extended until the expiration of the 18-day period beginning on the date of the release of the earnings results or material news or event, as applicable, unless the Company waives such extension in writing in its sole discretion. However, the Lock-Up Period will not be extended at any time at which the Stock qualifies as "actively traded securities," as defined in Regulation M under the Securities and Exchange Act of 1934 and any research published or distributed by any underwriter relating to the Company would be compliant under Rule 139 of the Securities Act.

      The undersigned hereby agrees that it shall not Transfer any Relevant Securities until the undersigned has provided notice of such Transfer to the Company and received confirmation from the Company that the Lock-Up Period (including any extensions thereof described in the preceding paragraph) has expired.

      The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Agreement and that this Agreement constitutes the legal, valid and binding obligation of the undersigned, enforceable in accordance with its terms. Upon request, the undersigned will execute any additional documents necessary in connection with enforcement hereof. Any obligations of the undersigned shall be binding upon the successors and assigns of the undersigned from the date first above written.

      This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Delivery of a signed copy of this letter by facsimile transmission shall be effective as delivery of the original hereof.

      This Agreement shall become null and void and shall terminate upon the earlier to occur of (i) the abandonment by the Company of the Offering or the termination of the Offering for any reason prior to its closing, (ii) July 31, 2005, if the Offering has not closed on or prior to such date and (iii) the termination of the Underwriting Agreement.

                                        Very truly yours,

                                        By:
                                           -------------------------------------

                                        Print Name:
                                                   -----------------------------